Exhibit 10.1

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE

This Agreement for Granting a Common Revolving Credit Line (“Agreement”) is executed on September 14, 2017 (“Execution Date”) by and between:

(A)

SANTANDER BRASIL, ESTABLECIMIENTO FINANCIERO DE CRÉDITO S.A., a financial institution duly organized and validly existing under the laws of Spain with its principal offices located at Edificio Amazonia, planta 1, Ciudad Grupo Santander, Avda. Cantabria s/n 28660 Boadilla del Monte registered at Tomo 29775 Folio 40 Sección 8 Hoja M535725 I/A 1 (21Mar12) Escritura del 7Marzo2012, protocolo 1.266 Notario Gonzalo Sauca Polanco del Ilustre Colegio de Madrid with the NIF number A-86426335 (the “Lender”);

(B)

BANCO SANTANDER (BRASIL) S.A., a financial institution duly organized and validly existing under the laws of the Federative Republic of Brazil, with its principal place of business at Avenida Presidente Juscelino Kubitschek, 2041 e 2235 – Bloco A, São Paulo, SP, Brazil, enrolled with the CNPJ/MF under nº 90.400.888/0001-42, in the capacity of agent for the Lender (the “Local Agent”);

(C)

ATENTO BRASIL S.A., a Brazilian company with registered place of business at Rua Professor Manoelito de Ornellas, 303, 8°andar, in the City of São Paulo, State of São Paulo, Brazil, 04719-040 and enrolled with the Corporate Taxpayer’s Registry (CNPJ) under No. 02.879.250/0001-79 (“Atento Brazil”);

(D)

ATENTO LUXCO 1 S.A., a company duly organized and validly existing under the laws of Luxembourg, with registered office at 4 rue Lou Hemmer, L-1748 Luxembourg-Findel and registered with the Luxembourg Trade and Companies Register under No. B 170329 (“Atento Luxembourg”);

(E)

ATENTO TELESERVICIOS ESPAÑA, S.A.U., is a public limited liability company (S.A.) organized under the laws of Spain with Tax Identification Number A-78751997 and the address of its registered office at Calle Santiago de Compostela, Nº 94, 28035, Madrid, Spain (“Atento Spain”);

(F)

ATENTO COLOMBIA S.A., a company duly organized and validly existing under the laws of Colombia, with registered place of business at CL. 67 No. 12-35 and enrolled with the Chamber of Commerce of Bogotá under NIT No. 830065842-5 (“Atento Colombia”);

(G)

ATENTO SERVICIOS, S.A. DE C.V., a company duly organized and validly existing under the laws of Mexico, registered in the public registry of commerce (Registro Público de Comercio) of Monterrey, Nuevo León, México, with a commercial registration (Folio Mercantil) number 74382*1 (“Atento Mexico”);

WHEREAS:

(1)	Atento Group has sought the Lender to provide single revolving credit limit to the Borrowers;

(2)	The Lender agrees to grant such credit in consideration of receiving a guarantee from the Guarantors and subject to the terms and conditions below;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Definitions.

1.1.	Capitalized terms used herein shall have the meanings contained in Schedule 1 hereof.

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE

2.	Loans, Interest Rate, Right to Quote.

2.1.	In consideration of, and as a condition for, the Lender agreeing to grant loans to the Borrowers, the Guarantors agree to pay the Lender:

(a)

A structuring fee in an amount equivalent to: (i) zero point sixty five (0.65) percent of the aggregate amount of the Credit Limit on the Execution Date and (ii) zero point sixty five (0.65) percent of the aggregate amount of the Credit Limit at latest on the 60th day after the Execution Date; and

(b)

A commitment fee in an amount equivalent to zero point seventy five (0.75) percent per annum of the arithmetic mean of the Credit Limit Available on each day of the following periods: (i) from the Execution Date until the 90th day hereafter; (ii) from the 91st to the 180th day hereafter; (iii) from the 181st to the 270th day thereafter; and (iv) from the 271st to the 360th day hereafter. The commitment fee shall be calculated by the Lender and be paid by the Obligors within three (3) Business Days after receipt of the Lender’s notice.

2.2.	The Lender agrees to grant loans to the Borrowers upon demand, subject to the following conditions:

(a)	If such loan is borrowed by Atento Spain, it shall have a tenor of 30, 60, 90, 120, 150 or 180 days;

(b)	If such loan is borrowed by Atento Colombia or Atento Mexico, it shall have a tenor of 61, 90, 120, 150 or 180 days;

(c)	Such loan shall mature at the latest on the Final Maturity Date, on which date all amounts outstanding must be paid in full;

(d)	Each loan will be subject to this Agreement and to specific terms and conditions applicable to each Borrower, as detailed in the applicable Schedule;

(e)	Payment of principal and interest shall be made on the maturity date of each Loan in accordance with the terms of the applicable Schedule;

(f)	The Borrowers in aggregate may not request more than 4 (four) disbursements during any calendar month;

(g)	Loans must be of an amount equivalent to at least US$ 2,000,000.00 (two million Dollars) and not greater than the Credit Limit Available;

(h)	Any Loan Request by Atento Spain shall be delivered to the Lender at last 3 Business Days in advance of the intended disbursement date;

(i)	Any Loan Request by Atento Colombia or Atento Mexico shall be delivered to the Lender at least 5 Business Days in advance of the intended disbursement date;

(j)	The representations and warranties made by the Obligors herein shall be true and correct on and as of the date of such Loan;

(k)	Both immediately prior to the making of such Loan and after giving effect thereto and to the intended use of the proceeds thereof no Event of Default shall have occurred and be continuing;

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE

(l)

There has been no material adverse change or development involving a prospective material adverse change in (i) the legislation, rules, regulations or other conditions affecting a financing facility of the type evidenced by this Agreement or (ii) the economic and/or financial standing of the Obligors, as evidenced by the Fixed Charge Coverage Ratio, which shall be equal or greater than 2.0.

(m)	The applicable Loan Confirmation and Note, and each document to be executed and delivered pursuant to such agreement has been duly executed and delivered by the parties hereto and thereto.

(n)

In the case of the first Loan made under this Agreement, and at any time thereafter upon the Lender’s request and in respect of an updated version of the aforementioned documents, certified copies of (i) the certificate of incorporation, charter or other organizational documents of the Obligors, and (ii) the relevant corporate authorizations of each of the Obligors necessary to authorize the execution, delivery and performance by each of the Obligors of this Agreement and the other Loan Documents have been delivered to the Lender.

(o)	All other approvals from all other Governmental Authorities and third parties that are necessary or advisable for the making and/or maintenance of the Loans.

2.3.

The applicable Borrower shall deliver to the Lender a duly completed Loan Request, substantially in the form of Schedule 2. The Lender shall then inform that Borrower of the applicable interest rate (which shall be provided by the Lender acting reasonably and in good faith and taking into account prevailing market rates at that time) as soon as possible. Should the Borrower agree to such interest rate, it shall promptly notify the Lender.

2.4.

The parties to such loan shall, following agreement of the applicable interest rate for a Loan but prior to the proposed Disbursement Date, execute a duly completed Loan Confirmation and its respective Note, pursuant to one of the forms attached hereto as Schedule 3-A, Schedule 4-A or Schedule 5-A, as applicable.

2.5.

Prior to a Borrower borrowing euros, Mexican Pesos or Colombian Pesos from a financial institution other than the Lender in an amount equal to or greater than the equivalent of US$ 2,000,000.00 but less than or equal to the equivalent of the Credit Limit Available, Atento Brazil and Atento Luxembourg shall procure that the applicable Borrower requests a quote from the Lender for borrowing such amount under the applicable Loan Agreement.

2.6.

The Lender agrees that the applicable Borrower shall be under no obligation to accept a quote provided by the Lender pursuant to Section 2.5 above and that the requirement to obtain such a quote from the Lender before borrowing such amount from another financial institution shall cease to apply if the Lender has not provided a quote within 2 (two) Business Days of request.

2.7.

Upon effecting a disbursement, the Lender shall reduce the Credit Limit Available by the amount of such Loan in U.S. Dollars, as informed by Borrower in the applicable Loan Request. Upon repayment of a Loan, the Lender shall increase the Credit Limit Available by the amount of such Loan in U.S. Dollars, as informed by Borrower in the applicable Loan Request.

2.8.

If, for any reason, a Borrower fails to pay or cause to be paid any amount payable hereunder on the due date therefor, interest will continue to accrue and to be paid on such overdue amount, without necessity of demand, from the due date thereof until the date of actual payment of any such overdue amount at a per annum rate equal to the then applicable Interest Rate plus 1%.

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE

3.

Order of Payments. Any payment received shall be applied by the Lender to the following order of priority: (i) first, to the payment of interest on overdue amounts, if any; (ii) second, to the payment of fees, expenses, Taxes and any other amounts due; (iii) third, to the payment of interest due, and (iv) fourth, to the payment of principal.

4.	Increased Costs; Break Funding and Replacement Costs.

4.1.

Subject to the exceptions of Section 4.2, the Obligors shall pay the amount of any Increased Costs incurred by the Lender as a result of (i) the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation or accounting rule, (ii) compliance with any law or regulation or accounting rule made after the date of this Agreement, (iii) the implementation or application of, or compliance with, Basel III or CRD IV or any law or regulation that implements or applies Basel III or CRD IV, (iv) attributable to a change in a reserve requirement applicable to the Lender or its Affiliates made after the date of this Agreement, (v) requests, rules, guidelines or directives concerning capital adequacy issued in connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act or (vi) all requests, rules, guidelines or directives made or introduced after the date of this Agreement concerning capital adequacy, leverage ratio and liquidity standards requirements promulgated by the Bank for International Settlements, the Basel Committee on Banking Regulations and Supervisory Practices (or any successor or similar authority). The Lender shall employ its reasonable best effort to minimize such costs.

4.2.	Section 4.1 above shall not apply to the extent any Increased Cost is:

(a)	compensated for by Section 11 (Taxes) or would have been so compensated but was not compensated because of any exclusions in Section 11 (Taxes) applied;

(b)	attributable to the breach by the Lender of any treaty law or regulation; or

(c)

attributable to the implementation or application of or compliance with the “International Convergence of Capital Measurement and Capital Standards, a Revised Framework” published by the Basel Committee on Banking Supervision in June 2004 in the form existing on the date of this Agreement (but excluding any amendment arising out of Basel III or CRD IV) (“Basel II”) or any other law or regulation which implements Basel II unless the Lender was or reasonably should have been aware of the Increased Cost on the date of this Agreement;

(d)

attributable to any penalty having been imposed by the relevant central bank or monetary or fiscal authority upon the Lender making such claim by virtue of its having exceeded any country or sector borrowing limits or breached any directives imposed upon it; or

4.3.

The amount of Increased Costs shall become due and payable within three Business Days after the certificate (giving reasonable details of the circumstances giving rise to such claim and of the calculation of such Increased Costs) stating the amount of such Increased Cost is submitted to the Borrower by the Lender. Such certificate shall be conclusive absent manifest error.

4.4.

Should the Lender determine and inform the Obligors that Increased Costs will apply to any then outstanding Loan, Obligors shall have the right prepay all outstanding loans, by exercise of its rights under this Agreement and the applicable Schedule to each Loan.

4.5.

At any time and from time to time, the Borrower shall pay to the Lender all Break Funding Costs, Replacement Costs and Mandatory Costs incurred by the Lender, upon presentation by the Lender to the Borrower of a certificate (giving reasonable details of the circumstances giving rise to such claim and of the calculation of such Break Funding Costs, Replacement Costs and Mandatory Costs) from the Lender setting forth the Break-Funding Costs, Replacement Costs and/or Mandatory Costs incurred by it, which certificate shall be conclusive absent manifest error.

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE

5.

Lender’s Records. As evidence of the Obligors’ indebtedness, the Lender shall maintain in accordance with its usual practice records evidencing the indebtedness of the Borrowers to the Lender resulting from the Loans made by the Lender, including the amounts of principal and interest payable and paid to the Lender from time to time hereunder, and such records shall be conclusive and binding on the Borrower and the Guarantors absent manifest error.

6.

Note. Each Loan made by the Lender shall be evidenced by a Note in favor of the Lender, duly executed on behalf of the Borrower and the Guarantors, dated the execution date, with the blanks appropriately filled and payable to the order of the Lender.

7.	Term, Early Termination.

7.1.	This Agreement is effective as of the Execution Date and shall remain in full force and effect until the Final Maturity Date.

7.2.

Atento Brazil and Atento Luxembourg agree that their guarantees are independent hereof and will remain in full force and effect until the repayment in full of all of the Borrowers’ obligations under the Loans.

7.3.	The Lender shall have the right to terminate its commitment hereunder and terminate all Loans early upon the occurrence of any of the following:

(a)

Any of the Obligors shall fail to pay when due any principal of or interest on any Loan or any amount payable under any provision of this agreement or the other Loan Documents, including the structuring fee and the commitment fee agreed upon in Section 2.1 unless payment is made within three (3) Business Days of the applicable due date;

(b)

Any of Guarantors’ guarantee is disputed; or any material obligation under a guarantee is declared, fully or partially, null or void; or any of the Obligors shall seek or become subject to any order that has the effect or is reasonably likely to have the effect of impeding, hindering, reducing, delaying or prohibiting the Guarantors from honoring their guarantee , in each case, in a manner that materially and adversely affects the interest of the Lender unless (if capable of remedy) remedied within twenty-one (21) days of the earlier of the date an Obligor became aware of such circumstance and the date of the Lender giving notice to the Obligors of such circumstance;

(c)

Any representation or warranty made by the Obligors herein, or in connection herewith, shall prove to have been incorrect in any material respect when made unless the underlying circumstances causing such misrepresentation (if capable of remedy) are remedied within twenty-one (21) days of the earlier of the date an Obligor became aware of the misrepresentation and the date of the Lender giving notice to the Obligors of such misrepresentation;.

(d)

Any Obligor shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or any other Loan Document on its part to be performed or observed unless the underlying circumstances causing such failure (if capable of remedy) are remedied within twenty-one (21) days.

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE

(e)

An Obligor shall fail to pay any of its indebtedness with the Lender or any of the Lender’s Affiliates when due (whether by scheduled maturity or acceleration) and such failure continues after the applicable grace period (not to exceed thirty days), if any; or any event specified in any note, agreement, indenture or other document evidencing or relating to any such indebtedness shall occur, the result of which is to cause such indebtedness to be accelerated prior to its stated maturity, and such failure shall continue for 3 (three) Business Days after the applicable grace period, if any.

(f)

An Obligor shall fail to pay any of its indebtedness with any lender other than the Lender or any of the Lender’s Affiliates when due (whether by scheduled maturity or acceleration) and such failure continues after the applicable grace period (not to exceed thirty days), if any; or any event specified in any note, agreement, indenture or other document evidencing or relating to any such indebtedness shall occur, the result of which is to cause such indebtedness to be accelerated prior to its stated maturity, and such failure shall continue after the applicable grace period, if any provided that the principal amount of such indebtedness, together with the principal amount of any other indebtedness under which there has been a payment default or the maturity of which has been so accelerated under this sub-paragraph (f), aggregates US$ 10,000,000.00 (ten million Dollars) or more.

(g)

An Obligor shall: (i) generally not, or be unable to, or shall admit in writing its inability to, pay its debts as such debts become due; (ii) make an assignment for the benefit of creditors, or petition or apply to any tribunal for the appointment of a custodian, receiver, trustee or other similar official for it or any substantial part of its assets; (iii) commence any proceeding under any Applicable Bankruptcy Law; (iv) have had any such petition or application (as described in (ii) above) filed or any such proceeding (as described in (iii) above) shall have been commenced, against it, in which an adjudication or appointment is made or order for relief is entered, or which petition, application or proceeding is not dismissed within 60 days of such filing or commencement; or (v) by any act or omission indicate its consent to, approval of or acquiescence in any such petition, application or proceeding or order for relief or the appointment of a custodian, receiver or trustee for all or any substantial part of its property.

(h)	A Change of Control shall occur.

(i)	Any moratorium or other similar action that prevents the repayment of the Loan is imposed by any Governmental Authority.

7.4.

Upon the occurrence and continuance of an Event of Default, then the Lender’s commitment to make Loans shall automatically terminate, and the aggregate principal amount of the Loans and all other amounts payable, including the Replacement Costs, under this Agreement and the other Loan Documents shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Obligors.

8.

Illegality. Notwithstanding any other provisions in this Agreement to the contrary, in the event that it becomes unlawful for the Lender to honor its obligation to make or maintain the Loan, then the Lender shall promptly notify the Borrower thereof and the Lender’s obligation to make or maintain the Loan shall be terminated, and, in the event the Loan is outstanding, the Borrower shall prepay the Loan immediately.

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE

9.	Guaranty.

9.1.

For value received and as an inducement to the Lender to make the Loan available to the Borrower, the Guarantors hereby unconditionally and irrevocably guarantee (a) the full and punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations under this Agreement and the other Loan Documents, (b) the strict performance and observance by each Borrower of its obligations under this Agreement and the other Loan Documents and of all agreements, warranties and covenants applicable to the Borrower in this Agreement; and (c) the strict performance of all such obligations under this Agreement and the other Loan Documents which would become due but for the operation of the automatic stay pursuant to Section 362(a) of the United States Bankruptcy Code and the operation of Sections 502(b) and 506(c) of the United States Bankruptcy Code or any similar legislation applicable to the Borrower or the Guarantors (such obligations collectively being the “Guaranteed Obligations”).

9.2.

Except for termination of a Guarantor’s obligations hereunder or as expressly permitted hereby, the obligations of each Guarantor hereunder are not subject to any termination whatsoever by reason of the invalidity, illegality, or unenforceability of any of the Guaranteed Obligations or otherwise, or any provision of applicable law or regulation purporting to prohibit payment by any Obligated Party, of the Guaranteed Obligations or any part thereof. Subject to the terms hereof, the liability of the Guarantors hereunder with regard to the Guaranteed Obligations of the Borrower shall be absolute and unconditional irrespective of:

(a)	Any lack of validity or enforceability of this Agreement, the Loan Documents, or any other agreement or instrument relating thereto.

(b)

Any change in the time of, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other amendment or waiver of or any consent to departure from this Agreement and/or any other Loan Document (with regard to such Guaranteed Obligations).

(c)	Any exchange, release or nonperfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations.

(d)

Any Change of Control in respect of the Borrower or the Guarantors, as the case may be; or the death or mental incapacitation of the Individual Guarantor, or the appointment of a legal guardian to manage the affairs of such Guarantor.

(e)	The Borrower or the Guarantors not being the surviving or successor entity in any merger or consolidation with another Person.

(f)	Any acceptance of any partial payments from the Borrower and/or any Guarantors.

(g)	Any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower or the Guarantors in respect of the Guaranteed Obligations.

9.3.

The obligations of the Guarantors shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of the Borrower and/or the Guarantors or otherwise, all as though such payment had not been made.

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE

9.4.

The guaranty obligations of the Guarantors shall be effective as of the Execution Date and shall be deemed to be made with respect to each Loan as of the time it is made. No invalidity, irregularity or unenforceability by reason of any bankruptcy or similar law, or any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect any liability of the Borrower or of the Guarantors, and no defect in or insufficiency or want of powers of the Borrower or the Guarantors or irregular or improperly recorded exercise thereof, shall impair, affect, be a defense to or claim against such guaranty. The agreements of the Guarantors contained herein constitute a continuing guaranty and shall remain in full force and effect until payment in full of, and performance of, all Guaranteed Obligations. The agreements of the Guarantors are made for the benefit of the Lender and its successors and assigns, and may be enforced from time to time as often as occasion therefor may arise and without requirement on the part of the Lender first to exercise any rights against the Borrower or to exhaust any remedies available to it against the Borrower or to resort to any other source or means of obtaining payment of any of the Guaranteed Obligations or to elect any other remedy.

9.5.

To the fullest extent permitted by law, the Guarantors hereby irrevocably waive promptness, diligence, presentment, demand, protest, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and the obligations under this Section 9 and any requirement that the Lender protect, secure, perfect or otherwise take action to ensure any security interest or Lien on any property subject thereto or exhaust any right or take any action against the Borrower or any other Person or any collateral. The Guarantors also irrevocably waive, to the fullest extent permitted by law, all defenses which at any time may be available to it in respect of the Guaranteed Obligations by virtue of any statute of limitations, valuation, stay, moratorium law or other similar law now or hereafter in effect. In addition, the Guarantors irrevocably and unconditionally waive all benefits under Articles 366, 824, 827, 829, 834, 835, 837, 838 and 839 of the Brazilian Civil Code and Article 794 of the Brazilian Code of Civil Procedure.

9.6.

The payment of any amounts due with respect to any indebtedness of the Borrower for money borrowed or credit received now or hereafter owed to the Guarantors and the exercise by the Guarantors of any rights against the Borrower arising as a result of payment by the Guarantors hereunder by way of subrogation, reimbursement, restitution, contribution or otherwise are hereby subordinated to the prior payment in full of all of the Obligations. The Guarantors agree that, after the occurrence of any default in the payment or performance of any of the Obligations, it will not demand, sue for or otherwise attempt to collect any such indebtedness of the Borrower to the Guarantors until all of the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Guarantors shall collect, enforce or receive any amounts in respect of such indebtedness while any Obligations are still outstanding, such amounts shall be collected, enforced and received by the Guarantors as trustee for the Lender and be paid over to the Lender on account of the Obligations without affecting in any manner the liability of the Guarantors under the other provisions hereof.

9.7.

Notwithstanding any other provisions to the contrary in this Agreement, the guarantee granted by Atento Luxembourg (the “Lux Guarantor”) under Clauses 9.1 to 9.6 of this Agreement (the “Lux Guarantee”) for the obligations of the Borrowers shall be limited at any time to an aggregate amount not exceeding the higher of:

(a)	95% of such Lux Guarantor’s actif net determined as at the date on which a demand is made under the Lux Guarantee, increased by the amount of any Intra-Group Liabilities; and

(b)	95% of such Lux Guarantor’s actif net determined as at the date of this Agreement or, determined on the date hereof, increased by the amount of any Intra-Group Liabilities.

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE

For the purpose of determining the amount of the actif net referred to above, the assets of the Lux Guarantor will be valued at their market value rather than their book value, as determined by an investment bank of good repute or a Luxembourg independent auditor (réviseur d’entreprises agréé), to be appointed by the Local Agent in its absolute discretion at the cost of the Lux Guarantor and instructed by the Local Agent to act independently. The Lux Guarantor acknowledges that it is not entitled to challenge the appointment of and the valuation made by the investment bank of good repute or the Luxembourg independent auditor (réviseur d’entreprises agréé).

“Intra-Group Liabilities” as referred to above shall mean any amounts owed by the Lux Guarantor to any other member of the group of companies to which it belongs (including, for the avoidance of doubt, any amounts owed that are represented by hybrid instruments such as preferred equity certificates) and that have not been financed (directly or indirectly) by a borrowing under the Finance Documents.

The above guarantee limitation shall not apply to (i) any amounts borrowed by the Lux Guarantor or any of its direct or indirect subsidiaries under the Finance Documents and (ii) any amounts borrowed under the Finance Documents and on-lent, or otherwise made available, to the Lux Guarantor or any of its direct or indirect subsidiaries (in any form whatsoever).

9.8.

For the avoidance of doubt, the above guarantee limitation only applies to the Lux Guarantee granted by Atento Luxembourg for the obligations of the Borrowers and shall not affect or prejudice in any way the Lux Guarantee granted by the Lux Guarantor for the obligations of any other Obligors.

9.9.	For the avoidance of doubt, no Borrower is jointly or severally liable for any obligation of any other Borrower under the Loan Documents.

10.	Foreign Currency Constraint affecting the Brazilian Guarantor.

10.1.

Notwithstanding anything herein, if a Borrower is in default and the Lender determines that a Foreign Currency Constraint has occurred in relation to Atento Brazil, it shall not grant additional Loans and shall notify Atento Brazil of the occurrence of the Foreign Currency Constraint and date thereof no later than the second São Paulo Business Day prior to the first date on which payment would, but for this paragraph, be due from Atento Brazil, together with details of an account with a bank in São Paulo to which payments in the lawful currency of Brazil are to be made by Atento Brazil.

10.2.

Thereupon, instead of making any payment under or in respect of this Agreement affected by such Foreign Currency Constraint during the Relevant Period in a currency other than the lawful currency of Brazil (each such payment, a “Foreign Currency Payment”), Atento Brazil shall pay to the Lender an amount of the lawful currency of Brazil equivalent to such Foreign Currency Payment, where upon its obligations in respect of such Foreign Currency Payment shall be fully discharged. Such payment in the lawful currency of Brazil shall not be due until the second São Paulo Business Day following the date on which Lender’s notice and account information became effective and no interest or other amount will payable in respect thereof. The amount of the lawful currency of Brazil equivalent to each Foreign Currency Payment shall be calculated by the Lender.

10.3.	Nothing herein shall affect Atento Luxembourg’s obligations. Lender may choose, at its sole discretion, to demand payment in full by Atento Luxembourg before exercising its rights under this Section.

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE

11.	Taxes.

11.1.

All payments on account of principal of and interest on the Loans and all other amounts payable hereunder by the Borrower or the Guarantor, including (without limitation) amounts payable under this Section, shall be made free and clear of and without reduction or liabilities for Taxes. The Borrower agrees to pay when due all Taxes. The Borrower agrees to indemnify and hold harmless the Lender from and against and reimburse the Lender on demand for, any Taxes and any loss, liability, claim or expense, including interest, penalties and legal fees, that the Lender may incur at any time arising out of or in connection with any failure of the Borrower to make payment of Taxes when due. In the event that the Borrower is required by applicable law or regulation to deduct or withhold any Taxes from any amounts payable in respect of this Agreement or the Loans, the Borrower shall promptly pay the Lender such additional amounts as may be required, after the deduction or withholding of Taxes, to enable the Lender to receive from the Borrower on the due date thereof, an amount equal to the full amount stated to be payable to the Lender under this Agreement, as the case may be.

11.2.

Without limiting Section 11.1, the Borrower shall pay, and indemnify the Lender against, any and all stamp, excise, registration, transfer, capital, net worth and similar taxes including, without limitation, taxes on financial outstandings, taxes assessed on loans to borrowers of the same nationality as the relevant Borrower, court taxes and any extraordinary taxes (“Other Taxes”) which may be payable or determined to be payable on or in connection with the execution, delivery, performance or enforcement of this Agreement, the other Loan Documents, the lending or borrowing hereunder, or the acquisition of debt obligations of a foreign obligor imposed by any jurisdiction. The Borrower shall further pay, and indemnify the Lender against, any and all penalties and liabilities with respect to or resulting from delay or omission to pay such Other Taxes.

11.3.

Lender and Local Agent shall endeavor its best efforts to furnish the Obligors with all documents reasonably requested and necessary for Obligors to achieve the right to reduce by legal means available the amount of Taxes applicable hereto.

12.	FATCA.

12.1.

Mandatory repayment and cancellation of FATCA Protected Lenders. If on the date falling six (6) months before the earliest FATCA Application Date for any payment by a Party to a FATCA Protected Lender, that Lender is not a FATCA Exempt Party and, in the opinion of that Lender (acting reasonably), that Party will, as a consequence, be required to make a FATCA Deduction from a payment to the Lender on or after that FATCA Application Date (a “FATCA Event”):

(a)	the Lender shall, reasonably promptly after that date, notify the Lender of that FATCA Event and the relevant FATCA Application Date;

(b)	if, on the date falling one (1) month before such FATCA Application Date, that FATCA Event is continuing and that Lender has not been repaid:

(i)	that Lender may, at any time between one (1) month and two (2) weeks before such FATCA Application Date, notify the Borrower;

(ii)	upon the Lender notifying the Borrower, the Total Commitment of the Lender will be immediately cancelled; and

(iii)

the Borrower shall repay that the Advances made to it on the last day of the Interest Period for each Advance occurring after the Lender has notified the Borrower or, if earlier, the last Business Day before the relevant FATCA Application Date.

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE

12.2.	FATCA Information. (b) Subject to paragraph (c) below, each Party shall, within ten (10) Business Days of a reasonable request by another Party:

(a)	confirm to that other Party whether it is:

(i)	a FATCA Exempt Party; or

(ii)	not a FATCA Exempt Party; and

(b)

supply to that other Party such forms, documentation and other information relating to its status under FATCA (including its applicable “pass-through payment percentage” or other information required under the US Treasury Regulations or other official guidance including intergovernmental agreements) as that other Party reasonably requests for the purposes of that other Party’s compliance with FATCA.

12.3.

If a Party confirms to another Party pursuant to the item above that it is a FATCA Exempt Party and it subsequently becomes aware that it is not, or has ceased to be a FATCA Exempt Party, that Party shall notify that other Party reasonably promptly.

12.4.	Section 12.1 above shall not oblige any the Lender to do anything which would or might, in its reasonable opinion, constitute a breach of:

(a)	any law or regulation;

(b)	any fiduciary duty; or

(c)	any duty of confidentiality.

12.5.

If a Party fails to confirm its status or to supply forms, documentation or other information requested in accordance with Section 12.1 above (including, for the avoidance of doubt, where Section 12.3 above applies), then:

(a)	if that Party failed to confirm whether it is (and/or remains) a FATCA Exempt Party then such Party shall be treated for the purposes of the Finance Documents as if it is not a FATCA Exempt Party; and

(b)

if that Party failed to confirm its applicable “pass-through payment percentage” then such Party shall be treated for the purposes of the Finance Documents (and payments made thereunder) as if its applicable “pass-through payment percentage” is 100%,

(c)	until (in each case) such time as the Party in question provides the requested confirmation, forms, documentation or other information.

12.6.	If a Borrower is a US Tax Obligor, or where the Lender reasonably believes that its obligations under FATCA require it, within ten (10) Business Days of:

(a)	where a Borrower is a US Tax Obligor and the relevant Lender is an Existing Lender, the date of this Agreement;

(b)	where a Borrower is a US Tax Obligor and the relevant Lender is a New Lender, the relevant Transfer Date;

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE

(c)	the date a new US Tax Obligor accedes as a Borrower; or

(d)	where the Borrower is not a US Tax Obligor, the date of a request from the Lender,

supply to the Lender:

(i)	a withholding certificate on Form W-8 or Form W-9 (or any successor form) (as applicable); or

(ii)	any withholding statement and other documentation, authorizations and waivers as the Lender may require to certify or establish the status of such Lender under FATCA.

12.7.

The Lender shall provide any withholding certificate, withholding statement, documentation, authorizations and waivers it receives pursuant to this Section to the Borrower and shall be entitled to rely on any such withholding certificate, withholding statement, documentation, authorizations and waivers provided without further verification. The Lender shall not be liable for any action taken by it under or in connection with this Section.

12.8.

The Lender agrees that if any withholding certificate, withholding statement, documentation, authorizations and waivers provided by him pursuant to this Section is or becomes materially inaccurate or incomplete, it shall promptly update such withholding certificate, withholding statement, documentation, authorizations and waivers or promptly notify the Lender in writing of its legal inability to do so. The Lender shall not be liable for any action taken by it under or in connection with this Section.

12.9.

FATCA Deduction. Each Party may make any FATCA Deduction it is required to make by FATCA, and any payment required in connection with that FATCA Deduction, and no Party shall be required to increase any payment in respect of which it makes such a FATCA Deduction or otherwise compensate the recipient of the payment for that FATCA Deduction.

12.10.

Each Party shall promptly, upon becoming aware that it must make a FATCA Deduction (or that there is any change in the rate or the basis of such FATCA Deduction) notify the Party to whom it is making the payment.

13.	Representations and Warranties. The Obligors, jointly and severally, hereby represent and warrant to the Lender as follows:

(a)

It is a company duly organized (or, as the case may be, incorporated or established), validly existing and, to the extent the concept is applicable in its jurisdiction of incorporation, in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being conducted save to the extent that any failure to have such requisite corporate power, governmental licenses, authorizations, consents and approvals (as applicable) could not reasonably be expected to have a Material Adverse Effect.

(b)

It has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and the other Loan Documents to which it is a party, and to fulfill its obligations under this Agreement and such other Loan Documents.

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE

(c)

The execution and delivery of this Agreement and the other Loan Documents to which it is a party will not (i) conflict with or result in a breach of its organizational documents in any material respect; (ii) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect and applicable to it to the extent which has or is likely to have a Material Adverse Effect; or (iii) result in a breach of or constitute a default under any indenture or financing or credit agreement or any other agreement, lease or instrument to which it is a party or by which it or its properties may be bound or affected to the extent or in a manner that such conflict gives rise to a Material Adverse Effect;

(d)

Subject to the Legal Reservations, this Agreement and the other Loan Documents to which it is a party have been duly executed and delivered by it and constitute its legal, valid and binding obligations, enforceable in accordance with its terms.

(e)

All authorizations, approvals or consents of, and filings or registrations with, any Governmental Authority that are necessary for the execution, delivery or performance by it of this Agreement or the other Loan Documents to which it is a party, for the legality, validity or enforceability hereof or thereof have been (or will by the required date be) obtained or effected.

(f)

In the case of Atento Luxembourg, its most recent balance sheet and the related statements of income and cash flows for the fiscal year then ended, copies of which have been furnished to the Lender in accordance with this Agreement, fairly present its financial conditions at such date and the business and results of its operations for the period ended on such date, all in accordance with GAAP;

(g)

Its payment obligations hereunder and under the other Loan Documents constitute its direct and unconditional obligations, ranking at least pari passu in right of payment with its all other present and future unsecured indebtedness except for obligations mandatorily referred by law applying to companies generally.

(h)

Neither it nor any of its revenues or properties has any right of immunity from suit, court jurisdiction, attachment prior to judgment, execution of a judgment or from set-off, banker’s lien, counterclaim or any other legal process or remedy with respect to its obligations hereunder to the extent or in a manner that such immunity gives rise to a Material Adverse Effect.

(i)

Save as disclosed to the Lender in writing in connection with or pursuant to the terms of this Agreement prior to the date of this representation, all material written factual information supplied by it to the Lender relating to it was true and accurate in all material respects as of the date supplied, and is not as of such date, and is not as of the Execution Date, in each case when viewed in the aggregate, not misleading in any material respect.

(j)

To the best of its knowledge and belief (having made due and careful enquiry), there are no legal or arbitral proceedings, or any proceedings by or before any Governmental Authority or agency, now pending or threatened against or affecting it, which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

(k)

It is in compliance in all material respects with all Environmental Laws and obtains and maintains all Environmental Permits and has taken all reasonable steps in anticipation of known or expected future changes to or obligations under the same where, in each case, failure to do so might reasonably be expected to have a Material Adverse Effect.

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE

(l)

Each of the Obligors and their respective directors, officers and (to the best of their knowledge) each of their respective Affiliates, agents and employees has conducted its businesses in compliance with applicable anti-bribery, anti-money laundering and anti-corruption laws and has instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.

(m)

Neither it nor any of its Subsidiaries, to the best of its knowledge and belief (having made due and careful enquiries): (i) is a Restricted Party; (ii) has a Restricted Party as director, officer or employee; (iii) has been engaged in any transaction or activity that could reasonably be expected to result in its being designated as a Restricted Party; or (iv) has received written notice that it is in breach of or is the subject of any action or investigation under any applicable Sanctions.

(n)

It will not (i) be “insolvent,” as defined or used in any Applicable Bankruptcy Law, (ii) be unable to pay its debts as such debts become due or (iii) have an unreasonably small capital to engage in any business or transaction, whether current or contemplated;

(o)

the sum of its indebtedness (including its obligations under this Agreement and the other Loan Documents) is less than the value of its property (calculated at the lesser of the cost of the property and its fair market value as determined by an independent appraiser selected by the Lender in its sole discretion).

14.	Covenants. So long as the commitment of the Lender to make a Loan shall remain outstanding and/or such Loan shall remain unpaid, Obligors agree, jointly and severally, to:

(a)

Furnish to the Lender (i) within 120 days after the end of each fiscal year, its consolidated and, if available, consolidating balance sheet, as of the end of its fiscal year, and the related statement of earnings, shareholders’ equity and changes in financial condition prepared in accordance with GAAP, in each case setting forth in comparative form the figures for the previous fiscal year, and certified by independent public accountants of recognized international standing pursuant to an unqualified opinion of such independent public accountants, and (ii) such other information with respect to its business, properties or its condition or operations, financial or otherwise, as the Lender may from time to time reasonably request provided that the obligations of the Obligors under this Section shall be treated as having been satisfied if they deliver to the Lender the equivalent information required to be delivered pursuant to the terms of the Bond Indenture.

(b)

Comply with the requirements of all applicable laws, rules, regulations and orders of all Governmental Authorities to which it is subject, if failure to so comply has a Material Adverse Effect; and obtain and maintain in full force and effect all such governmental authorizations, approvals and consents as may be required for it to comply with its obligations under this Agreement; and pay before the same become delinquent all Taxes imposed upon it or upon its property to the extent not being contested in good faith, except where the failure to pay such Taxes could not reasonably be expected to have a Material Adverse Effect.

(c)	Preserve and maintain its corporate existence and (to the extent such concept is applicable in its jurisdiction of incorporation) good standing in the jurisdiction of its incorporation.

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE

(d)

Not create, incur, assume or permit any Liens on any of its present or future assets, property or revenues, except (i) Liens pertaining to judgments under appeal in good faith by appropriate proceedings; (ii) Liens for taxes not required to be paid but properly reserved against; (iii) Liens in respect of property or assets of the Borrower imposed by law, which were incurred in the ordinary course of business, such as carriers’, warehousemen’s and mechanics’ liens and other similar Liens; and (iv) Liens not prohibited by the Bond Indenture.

(e)

Not enter into any merger, consolidation, or amalgamation, or liquidate, wind up or dissolve or enter into any reorganization or similar restructuring, except to the extent (i) not prohibited by the Bond Indenture and (ii) not constituting a Change of Control.

(f)	Not make any material change in the nature of its business or operations as carried on at the Execution Date.

(g)

Ensure that its payment obligations hereunder and under the other Loan Documents constitute its direct and unconditional obligations, ranking at least pari passu in right of payment with its all other present and future unsecured indebtedness except for obligation mandatorily referred by law applying to companies generally.

(h)

Ensure that it will comply in all material respects with all Environmental Laws and obtain and maintain any Environmental Permits and take all reasonable steps in anticipation of known or expected future changes to or obligations under the same where failure to do so might reasonably be expected to have a Material Adverse Effect.

(i)

Not directly or knowingly indirectly fund all or part of any repayment or prepayment of the Loans or discharge any obligation due or owing to Lender out of proceeds derived from (i) any activity or dealing with a Restricted Party; or (ii) any action or status which is prohibited by, or would cause any party hereto or the Borrowers to be in breach of, any applicable Sanctions.

(j)

The Borrower shall not directly or knowingly indirectly fund all or part of any repayment or prepayment of the Loans or discharge any obligation due or owing to the Lender out of proceeds derived from (i) any activity or dealing with a Restricted Party; or (ii) any action or status which is prohibited by, or would cause the Lender or member of the Group to be in breach of, any applicable Sanctions, (iii) use the proceeds of the Loans for any purpose which would breach the Bribery Act 2010, the United States Foreign Corrupt Practices Act of 1977 or other similar legislation in other jurisdictions.

(k)

Ensure that all its income and other tax returns required by law to be filed have been and will be duly filed, and all taxes, assessments and other governmental charges upon it or upon any of its properties, have been and will be paid to the extent that such taxes, assessments and other governmental charges have become due and payable and are not being contested in good faith, except where the failure to make such filings or pay such taxes, assessments and other governmental charges could not reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on its books in respect of taxes that are being contested in good faith by appropriate proceedings are adequate in all material respects and, to the best knowledge of its officers, after due inquiry, no additional assessments exist for any year which materially exceed such reserves. There are no material tax Liens filed against any of its Properties.

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE

(l)

Conduct its businesses in compliance with applicable anti-bribery, anti-money laundering and anti-corruption laws, as well as maintain policies and procedures designed to promote and achieve compliance with such applicable laws.

15.	Consent to jurisdiction; process agent; waiver of immunity; waiver of jury trial.

15.1.

New York Law Contract. This agreement shall be governed by and construed in accordance with the laws of the State of New York, United States of America, without giving effect to its conflicts of law principles.

15.2.

The Obligors agree that any action or proceeding relating in any way to this agreement may be brought and enforced in the state courts and the United States District Court for the Southern District of New York, in each case located in the Borough of Manhattan in the City of New York, and in the courts in São Paulo, São Paulo, Brazil. The Obligors further irrevocably submit to the non-exclusive in personam jurisdiction of each such court and the appellate courts thereof. The Obligors further irrevocably waive, to the fullest extent permitted by law, any objection each may now or hereafter have to the laying of venue of any action or proceeding relating in any way to this agreement in any such court, and any claim that any such action or proceeding brought in any such court has been brought in an inconvenient forum and agree not to claim or plead the same. The Obligors agree that nothing herein shall affect the right of the Lender to sue in any other jurisdiction.

15.3.

U.S. Dollar Loan Currency. This is an international loan transaction in which the specification of payment in Dollars is of the essence. Dollars shall be the currency of account and of payment in all events. The obligations of the Obligors hereunder to make payments in Dollars (the “Obligation Currency”) shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Lender of the full amount of the Obligation Currency expressed to be payable to the Lender under this Agreement. If, for the purpose of obtaining or enforcing judgment against the Borrower or the Guarantors in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the “Judgment Currency”) an amount due in the Obligation Currency the parties agree, to the fullest extent permitted for the parties to do so, that the conversion shall be made at the rate of exchange published by the relevant central bank of the applicable currency, in each case, as of the date immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the “Judgment Currency Conversion Date”). If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Obligors covenant and agree to pay, or cause to be paid, such amounts, if any, as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date. For purposes of determining the rate of exchange for this Section, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

15.4.

Obligors acknowledge that the remedies of the Lender specified in this Section are not exclusive and that the exercise of any such remedy shall not preclude the Lender from pursuing other remedies available to it in any competent court.

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE

15.5.	Appointment of process agent:

(a)

Atento Brazil irrevocably appoints Contact US Teleservices Inc., having offices 5959 Northwest Parkway, San Antonio, Texas, 78249 as its agent to receive, accept and acknowledge service of process or other legal summons for purposes of any action or proceeding in connection herewith.

(b)

Atento Luxembourg irrevocably appoints Contact US Teleservices Inc, having offices 5959 Northwest Parkway, San Antonio, Texas, 78249 as its agent to receive, accept and acknowledge service of process or other legal summons for purposes of any action or proceeding in connection herewith.

(c)

Atento Colombia irrevocably appoints Contact US Teleservices Inc, having offices 5959 Northwest Parkway, San Antonio, Texas, 78249 as its agent to receive, accept and acknowledge service of process or other legal summons for purposes of any action or proceeding in connection herewith.

(d)

Atento Mexico irrevocably appoints Contact US Teleservices Inc, having offices 5959 Northwest Parkway, San Antonio, Texas, 78249 as its agent to receive, accept and acknowledge service of process or other legal summons for purposes of any action or proceeding in connection herewith.

(e)

Atento Spain irrevocably appoints Contact US Teleservices Inc, having offices 5959 Northwest Parkway, San Antonio, Texas, 78249 as its agent to receive, accept and acknowledge service of process or other legal summons for purposes of any action or proceeding in connection herewith.

15.6.

So long as the Obligors have any obligation under this agreement, they will maintain a duly appointed agent in New York, NY, United States of America for the service of such process or summons and shall notify the Lender thereof. Each Obligor further consents to the service of process or summons by certified or registered mail, postage prepaid, return receipt requested, directed to it at its address specified above. Nothing herein shall in any way be deemed to limit the ability of the Lender to serve legal process in any other manner permitted by applicable law.

15.7.

The Obligors hereby irrevocably waive, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, attachment and execution, both before and after judgment, to which it might otherwise be entitled in any action or proceeding in the courts of Brazil, the State of New York, the United States District Court for the Southern District of New York, or any other jurisdiction, relating in any way to this agreement, and agree not to raise nor claim any such immunity at or in respect of any such action or proceeding.

15.8.

THE LENDER, ATENTO BRAZIL, ATENTO LUXEMBOURG, ATENTO COLOMBIA, ATENTO MEXICO AND ATENTO SPAIN HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER, ATENTO BRAZIL, ATENTO LUXEMBOURG, ATENTO COLOMBIA, ATENTO MEXICO AND ATENTO SPAIN.

15.9.

Indemnification. The Obligors agree jointly and severally to indemnify and hold harmless the Lender, the Local Agent, and their respective officers, directors, employees, agents, representatives, successors and assigns (together, the “Indemnified Parties”) from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses (including

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE

the reasonable fees and expenses of counsel) and disbursements of any kind whatsoever (together, “Liabilities”) arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) related to the entering into and/or performance of this Agreement or any other Loan Document or the use of proceeds of the Loan or the consummation of any of the transactions contemplated hereby or in any other Loan Document or the exercise of any of their rights or remedies provided herein or in the other Loan Documents, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings provided that they are duly justified and evidenced (but excluding any such Liabilities to the extent to specifically have been proximately caused by the gross negligence or willful misconduct of the Person to be indemnified or results from such Indemnified person breaching a term of or any of its obligations under the Loan Documents or any confidentiality undertaking given by that Indemnified Person or relates to any disputes solely among Indemnified Persons and not arising out of any act or omission by an Obligor).

15.10.

Neutral Interpretation. In the interpretation of the Loan Documents, no party shall be deemed the drafting party and each provision hereof and thereof shall be interpreted neutrally with no presumption arising in favor of one party or the other based upon which party prepared the drafts or the final version hereof or thereof.

15.11.

Usury. Anything herein to the contrary notwithstanding, the obligations of the Borrower under this Agreement shall be subject to the limitation that payments of interest shall not be required to the extent that receipt thereof would be contrary to provisions of law applicable to the Lender limiting rates of interest which may be charged or collected by the Lender.

16.	Notices.

16.1.

All notices and other communications made or required to be given pursuant to this Agreement shall be in writing and shall be mailed, transmitted by facsimile or delivered as follows, except as otherwise notified in writing to the other parties hereto:

If to the Lender:

SANTANDER BRASIL, ESTABLECIMIENTO FINANCIERO DE CRÉDITO S.A.

Edificio Amazonia, planta 1 – Ciudad Grupo Santander

Av da. Cantabria s/n 28660 Boadilla del Monte

c/o Mr. Javier Del Castillo Gomez

if to the Local Agent:

BANCO SANTANDER (BRASIL) S.A.

Avenida Presidente Juscelino Kubitschek, 2041 e 2235 – Bloco A.

São Paulo, SP – Brazil

c/o Mr. Rogério Alves Zorzan

No. (55 11) 5538-5350

if to Atento Brazil:

ATENTO BRASIL S.A.,

4 rue Lou Hemmer, L-1748 Luxembourg-Findel

Attention: Shay Chor and Virginia Beltramini

if to Atento Luxembourg:

ATENTO LUXCO 1 S.A.

4 rue Lou Hemmer, L-1748 Luxembourg-Findel

Attention: Shay Chor and Virginia Beltramini

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE

if to Atento Colombia:

ATENTO COLOMBIA S.A.

Calle 67 No. 12-35, Bogotá

Attention: Miguel José López Estrada

E-mail: isabela-ardalan@atento.com

if to Atento Mexico:

ATENTO SERVICIOS, S.A. DE C.V.

4 rue Lou Hemmer, L-1748 Luxembourg-Findel

Attention: Shay Chor and Virginia Beltramini

if to Atento Spain:

ATENTO TELESERVICIOS ESPAÑA, S.A.U.

4 rue Lou Hemmer, L-1748 Luxembourg-Findel

Attention: Shay Chor and Virginia Beltramini

17.

Parties-in-Interest; Assignments/Participations. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto; provided, that the Borrowers shall not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lender.

17.1.

Each of the Lender and the Local Agent may at any time assign or transfer all or part of its respective rights or obligations under this Agreement, the Security Assignment and the Loan Confirmations to one or more of its respective Affiliates. The Lender may sell participations to one or more of its Affiliates in all or a portion of its rights and obligations under this Agreement and the other Loan Documents.

17.2.	Subject to this Section, the Lender may without consulting with or obtaining consent from the Borrower:

(a)

(i)	assign or transfer by novation any of its rights and obligations; or

(ii)	otherwise dispose of all or any part of its interest in all or any part of Borrower’s indebtedness under this Agreement,

(each, an “Assignment”) to any of its Affiliates (in this case, the “New Lender”).

(b)	Change its Facility Office or Facility Offices to any office of such Lender or such Lender’s affiliates.

17.3.	Upon the assignment of the Lender’s rights to the New Lender and the assumption of all the Lender’s obligations by the New Lender, the New Lender shall become a Party as a “Lender”.

17.4.

The New Lender shall have and be obliged to perform, to the extent of such assignment, the obligations, rights and benefits of the Lender and the Lender shall be relieved of its obligations under this Loan Agreement to the extent that they are assigned to the New Lender.

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE

17.5.	Notwithstanding the above, it shall not result in any increased liability or cost to the Borrower.

17.6.	The Lender shall notify the Borrower at least (5) five business days before the Assignment or Transfer.

17.7.

The Borrower shall, at the request and cost of the Lender, execute and deliver any such further instruments as may be necessary or desirable to give full force and effect to an assignment or transfer by the Lender. The Borrower hereby provides consent for the Lender to disclose to the assignee and/or any prospective investors or noteholders (hereinafter, the “Recipients”) of any information relating to the Borrower or its group, this Agreement and any related transaction documents, provided that the Recipients shall undertake to keep such information confidential.

17.8.

An assignment will only be effective upon receipt by the Lender of written confirmation from the New Lender (in form and substance satisfactory to the Lender) that the New Lender will assume the same obligations to the Lender as it would have been under if it was the Lender; and performance by the Lender of all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to such assignment to a New Lender, the completion of which the Lender shall promptly notify the New Lender.

17.9.

If (i) a Lender assigns or transfers any of its rights or obligations under the Agreement or changes its Facility Office; and (ii) as a result of circumstances existing at the date the assignment, assignment or transfer or change occurs, the Borrower would be required to make a payment to the New Lender or Lender acting through its new Facility Office under Section 11 (Taxes) or Section 4 (Increased Costs); then the New Lender or the Lender acting through its new Facility Office is only entitled to receive payment under those Sections to the same extent as the Lender or the Lender acting through its previous Facility Office would have been if the Assignment, or change had not occurred.

17.10.

Each New Lender, by executing the relevant transfer certificate confirms, for the avoidance of doubt, that the Lender has authority to execute any amendment or waiver that has been approved in accordance with this Agreement on or prior to the date on which the Assignment becomes effective in accordance with this Agreement and that it is bound by that decision to the same extent as the Existing Lender would have been had it remained a Lender.

17.11.	Each New Lender shall confirm and represent in the relevant transfer certificate if it is:

(a)

(i)	a Colombian Qualifying Lender (other than a Colombian Treaty Lender);

(ii)	a Colombian Treaty Lender; or

(iii)	not a Colombian Qualifying Lender; and

(b)

(i)	a Mexican Qualifying Lender (other than a Mexican Treaty Lender);

(ii)	a Mexican Treaty Lender; or

(iii)	not a Mexican Qualifying Lender; and

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE

(c)

(i)	a Spanish Qualifying Lender (other than a Spanish Treaty Lender);

(ii)	a Spanish Treaty Lender; or

(iii)	not a Spanish Qualifying Lender.

17.12.	Limitation of Responsibility of Existing Lenders. Unless expressly agreed to the contrary, the Lender makes no representation or warranty and assumes no responsibility to a New Lender for:

(a)	the legality, validity, effectiveness, adequacy or enforceability of the Agreement or any other Loan Documents;

(b)	the financial condition of the Borrower;

(c)	the performance and observance by the Borrower of its obligations under the Agreement or any other Loan Documents; or

(d)	the accuracy of any statements (whether written or oral) made in or in connection with any Agreement or any other Loan Documents, and

(e)	any representations or warranties implied by law are excluded.

17.13.	Each New Lender confirms to the Lender that it:

(a)

has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of the Borrower and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Lender in connection with the Agreement and the other Loan Documents; and

(b)	will continue to make its own independent appraisal of the creditworthiness of the Borrower and its related entities whilst any amount is or may be outstanding under the Agreement is in force.

17.14.	Nothing in the Agreement or in any other Loan Documents obliges the Lender to:

(a)	accept a re-assignment or re-transfer from a New Lender of any of the rights and obligations assigned or transferred under this Section; or

(b)	support any losses directly or indirectly incurred by the New Lender by reason of the non-performance by the Borrower of its obligations under the Agreement and the other Loan Documents.

17.15.	The Lender shall, as soon as reasonably practicable after it has executed a transfer certificate, send to the Borrower a copy of that transfer certificate.

18.

Security over Lender’ Rights. In addition to the other rights provided to the Lender under this Section, the Lender may without consulting with or obtaining consent from the Borrower, at any time assign, charge, pledge or otherwise create Security in or over (whether by way of collateral or otherwise) all or any of its rights under this Agreement or the other Loan Documents to secure obligations of the Lender including, without limitation any assignment, charge, pledge or other Security to secure obligations to a federal reserve or central bank; except that no such assignment, charge, pledge or Security shall:

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE

(a)	release the Lender from any of its obligations under the Agreement or substitute the beneficiary of the relevant assignment, charge, pledge or Security for the Lender; or

(b)	require any payments to be made by the Borrower or grant to any person any more extensive rights than, those required to be made or granted to the Lender.

19.

Right of Set-Off. The Obligors hereby grant to the Lender a continuing Lien, security interest, and right of setoff as security for all liabilities and obligations to the Lender (including the Obligations and the Guaranteed Obligations), whether now existing or hereafter arising, upon and against any and all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Lender or any of its Affiliates, provided that any such Lien, security interest or right of setoff may not be effective prior to the occurrence of an Event of Default that is continuing. At any time after an Event of Default has occurred and is continuing, without demand or notice (any such notice being expressly waived by the Obligors), the Lender may setoff them or any part thereof and apply them to any liability or obligation of the Borrower or the Guarantors (including the Obligations and/or the Guaranteed Obligations) even though unmatured and regardless of the adequacy of any collateral for the Obligations.

20.	Miscellaneous.

20.1.

Bail-in: Notwithstanding any other term of any Loan Document or any other agreement, arrangement or understanding between the parties, each party acknowledges and accepts that any liability of any party to any other party under or in connection with the Loan Documents may be subject to Bail-In Action by the relevant Resolution Authority and acknowledges and accepts to be bound by the effect of:

(a)	any Bail-In Action in relation to any such liability, including (without limitation):

(i)	a reduction, in full or in part, in the principal amount, or outstanding amount due (including any accrued but unpaid interest) in respect of any such liability;

(ii)	a conversion of all, or part of, any such liability into shares or other instruments of ownership that may be issued to, or conferred on, it; and

(b)	a cancellation of any such liability; and

(c)	a variation of any term of any Loan Document to the extent necessary to give effect to any Bail-In Action in relation to any such liability.

20.2.

Severability. If any provision of this agreement, or the application thereof to any Person or circumstance, is held invalid, such invalidity shall not affect any other provision that can be given effect without the invalid provision or application, and to this end the provisions hereof shall be severable.

20.3.

Counterparts. This agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this agreement by signing any such counterpart.

20.4.

Local Agent. The Local Agent is authorized by the Lender to act as its representative in Brazil in connection with all transactions relating hereto, including without limitation enforcement or collection proceedings against the Borrower or otherwise, in each case to the fullest extent permitted under applicable law.

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE

20.5.

Consents, Amendments and Waivers. Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by, or approved in writing by, the parties hereto. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrower or the Guarantors shall entitle the Borrower or the Guarantors to other or further notice or demand in similar or other circumstances.

20.6.

Fees and Expenses. The Borrower will pay (a) reasonable costs, expenses and disbursements (including attorneys’ fees and costs) incurred by the Lender and the Local Agent in connection with the preparation and negotiation of this Agreement and the other documents prepared in connection herewith or pursuant hereto, (b) all reasonable costs, expenses and disbursements (including reasonable attorneys’ fees and costs) incurred by the Lender and the Local Agent in connection with any amendments, modifications, approvals, consents or waivers pursuant hereto or thereto, and (c) all fees, expenses and disbursements (including reasonable attorneys’ fees and costs) incurred by the Lender and the Local Agent in connection with any Default and/or any enforcement or collection proceedings resulting therefrom.

20.7.

Survival of Covenants. All covenants, agreements, representations and warranties made herein and in any certificates or other papers delivered by or on behalf of the Obligors pursuant hereto are material and shall be deemed to have been relied upon by the Lender, notwithstanding any investigation heretofore or hereafter made by it, and shall survive the making by the Lender of the Loan as herein contemplated, and shall continue in full force and effect so long as any Obligation remains outstanding. The obligations of the Obligors, as the case may be, under Sections 4, 10, 15, 15.9 and 20.6, shall survive the termination of this Agreement.

20.8.

Acknowledgements. Obligors hereby acknowledge that (a) they have been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents; (b) the Lender does not have a fiduciary relationship to the Borrower or the Guarantors, and the relationship between the Lender, on the one hand, and the Obligors, on the other hand, is solely that of creditor and debtor; and (c) the Lender will input information related to financial transactions (for both granting or borrowing credit) and guarantees which the Obligors are liable for in the Credit Information System (Sistema de Informações de Créditos—SCR) of the Central Bank of Brazil, so that the Central Bank of Brazil may have access to the necessary information in order to supervise financial institutions’ exposure to credit risks, enable the exchange of information related client an guarantors’ debts and liabilities between such financial institutions and, therefore, the Obligors hereby authorize the Lender to consult, at any time, the information in such Credit Information System. The Obligors may obtain any information related to it in the Credit Information System from the Public Attendance Department (Central de Atendimento ao Público—CAP), of the Central Bank of Brazil, upon written and justified request, and when such request is supported by a judicial decision related to a claim for correction, deletion of entries, other judicial remedies and disputes in connection with the veracity of the information.

20.9.

Anticorruption. The Obligors hereby agree and undertake not to, directly or indirectly, use any amount received in connection with this agreement to carry out any act against national or foreign public property, public administration principles or international commitments undertaken by Brazil in violation of Brazilian Federal Law No. 12,846, dated as of August 1st, 2013, the U.S. Foreign Corrupt Practices Act of 1977 or the UK Bribery Act of 2010.

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE

20.10.

Permitted Disclosures. The parties agree that any information related to this Agreement is considered confidential and it will not be disclosed to any third party without written permission of the other party. The parties nevertheless, to the extent authorized under applicable law, shall permit another party to disclose information relating to the Loan Documents to:

(a)	to its Affiliates and its and their directors, officers, agents and employees and, in each case, it’s or their agents, auditors and/or professional advisors; and/or

(b)	any authority or person to which banking secrecy may not be opposed pursuant to any applicable law, regulation, case law, court order or rules of any relevant stock exchange, and/or

(c)

the Relevant Persons only if the Lender deems such disclosure to be necessary or desirable for (a) the carrying out of its duties, obligations, commitments and banking activities and/or (b) purposes of its internal cross-selling, assets and liabilities and risk management policy.

provided that, in the case of disclosures to a party’s Affiliates and each of their (or their respective Affiliates’) respective directors, officers, advisers, employees, agents and professional advisers each such person have been made aware of and agreed to be bound by confidentiality obligations in respect of such information unless, in each case, such person is subject to such confidentiality obligations as a matter of law or professional practice.

IN WITNESS WHEREOF, intending to be legally bound, each party hereto has caused this Agreement to be duly executed as of the date first above written.

[REMAINDER OF PAGE LEFT BLANK INTENTIONALLY. SIGNATURE PAGES FOLLOWS]

/s/ Javier Del Castillo
SANTANDER BRASIL, ESTABLECIMIENTO FINANCIERO DE CRÉDITO S.A.
Name: Javier Del Castillo Title: Chief Executive Officer	Name: Title:

[Signature Page – Santander RCF]

/s/ Eliana Dozol	/s/ Erik Meliande Martins
BANCO SANTANDER (BRASIL) S.A.
Name: Eliana Dozol Title: Supervisora Gestao Operacional	Name: Erik Meliande Martins Title: Coord. Gestao Operacional

[Signature Page – Santander RCF]

/s/ Mário Mota Câmara
ATENTO BRASIL S.A.
Name: Mário Mota Câmara
Title: Diretor Regional Brasil

/s/ Alessandro Piero Porro
ATENTO BRASIL S.A.
Name: Alessandro Piero Porro
Title: Diretor Executivo Financeiro

[Signature Page – Santander RCF]

/s/ Vishal Jugdeb
ATENTO LUXCO 1 S.A.
Name: Vishal Jugdeb
Title: Director

[Signature Page – Santander RCF]

/s/ Miguel José López
ATENTO COLOMBIA S.A.
Name: Miguel José López
Title: Legal Representative

[Signature Page – Santander RCF]

/s/ Rodrigio Fernando Llaguno Carranco
ATENTO SERVICIOS, S.A. DE C.V.
Name: Rodrigio Fernando Llaguno Carranco
Title: Chief Executive Officer

[Signature Page – Santander RCF]

/s/ José María Pérez-Melber
ATENTO TELESERVICIOS ESPAÑA, S.A.U.
Name: José María Pérez-Melber
Title: Legal Representative

[Signature Page – Santander RCF]

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE SCHEDULE 1: DEFINITIONS

As used herein, the following terms shall have the following meanings:

“Affiliate” means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company.

“Applicable Bankruptcy Law” means any applicable law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors, in each case as such law may be amended from time to time, including, without limitation, applicable United States federal or state bankruptcy law.

“Bail-In Action” means the exercise of any Write-down and Conversion Powers.

“Bail-In Legislation” means in relation to an EEA Member Country which has implemented, or which at any time implements, Article 55 of Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms, the relevant implementing law or regulation as described in the EU Bail-In Legislation Schedule from time to time.

“Basel III” means:

(a)

the agreements on capital requirements, a leverage ratio and liquidity standards contained in “Basel III: A global regulatory framework for more resilient banks and banking systems”, “Basel III: International framework for liquidity risk measurement, standards and monitoring” and “Guidance for national authorities operating the countercyclical capital buffer” published by the Basel Committee on Banking Supervision in December 2010, each as amended, supplemented or restated;

(b)

the rules for global systemically important banks contained in “Global systemically important banks: assessment methodology and the additional loss absorbency requirement – Rules text” published by the Basel Committee on Banking Supervision in November 2011, as amended, supplemented or restated; and

(c)	any further guidance or standards published by the Basel Committee on Banking Supervision relating to “Basel III”;

“Bond Indenture” means the bond indenture dated on or about the date of this Agreement in respect of the senior secured notes issued by Atento Luxembourg and due 2022 (the “Notes”) as such bond indenture is written on the Execution Date, without reference to, nor affected by any amendment thereto not expressly approved by Lender.

“Borrowers” means Atento Colombia, Atento Mexico and Atento Spain, collectively, and “Borrower” means any of the Borrowers.

“Break Funding Costs” means such amount or amounts as shall be sufficient (in the reasonable opinion of the Lender) to compensate it for any loss, cost or expense which the Lender determines is attributable to the payment of the Loans or any part thereof other than on the originally scheduled payment date thereof (whether by reason of acceleration or otherwise), or any failure by the Borrower to borrow a Loan on the date specified thereof in the Loan Request, or any failure of the Borrower to prepay a Loan after providing notice of prepayment thereof to the Lender, including, in each such case, any loss or expense sustained or incurred or to be sustained or incurred in liquidating or employing deposits from third parties acquired to effect or maintain the Loan or any part thereof.

[Signature Page – Santander RCF]

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE SCHEDULE 1: DEFINITIONS

“Business Day” means any day on which banks are not required or authorized to close in New York City, New York, USA, São Paulo, São Paulo, Brazil, and Madrid, Spain.

“Change of Control” means (a) the controlling shareholders on the date of this Agreement, in the aggregate, shall cease to (i) own beneficially and control (either directly or indirectly) more than 50.1% of an Obligor’s issued and outstanding capital stock and other equity interests (or securities convertible into equity interests) having the right to vote as they control on the Execution Date, or (ii) have the power (whether by ownership of capital stock, contract or otherwise) to control the management or policies of the Obligor or (b) the sale or otherwise disposal of all or substantially all of the assets of an Obligor.

“Colombian Qualifying Lender” means (a) the Lender, or (b) any other Person (other than a natural person) that: (i) is an insurance company, fund or other financial institution involved in the activity of making or holding loans, (ii) is not an entity that (A) qualifies for a preferential tax regime under Colombian Laws or (B) is, or which booking place is, located in a jurisdiction that qualifies as a non-cooperative jurisdiction, a low-tax jurisdiction or a null-tax jurisdiction pursuant to Colombian Law.

“Colombian Treaty Lender” means a Lender which:

(a)

is treated as resident (for the purposes of the appropriate double taxation agreement) in a jurisdiction having a double taxation agreement with Colombia which makes provision for full exemption from Tax imposed by that jurisdiction on interest;

(b)	does not carry on business in Colombia through a permanent establishment with which that Lender’s lending activity under this agreement is effectively connected; and

meets all other conditions which must be met under the relevant Colombian Treaty and under the law of incorporation of Colombia for residents of such Colombian Treaty State to obtain full exemption from tax on interest imposed by Colombia.

“Colombian Treaty State” means a jurisdiction having a double taxation agreement (the “Colombian Treaty”) with Colombia which entitles a Lender to receive payments under the Agreement from a Borrower without a Tax Deduction imposed by Colombia.

“CRD IV” means:

(a)	Regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms; and

(b)

Directive 2013/36/EU of the European Parliament and of the Council of 26 June 2013 on access to the activity of credit institutions and the prudential supervision of credit institutions and investment firms, amending Directive 2002/87/EC and repealing Directives 2006/48/EC and 2006/49/EC, in each case, to the extent that Regulation (EU) No 575/2013 and Directive 2013/36/EU implement Basel III.

[Signature Page – Santander RCF]

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE SCHEDULE 1: DEFINITIONS

“Credit Limit Available” means, at any time, the Credit Limit, minus the principal USD amount of each Loan then outstanding.

“Credit Limit” means US$ 30,000,000.

“EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway.

“Eligible Institution” means any bank (public or private) which has delivered all information and documents and fulfilled all requirements as applicable under the Mexican Income Tax Law (Ley del Impuesto Sobre la Renta) and its regulations to be entitled to the lowest rate of withholding by Mexican entities of income consisting on interest charged by foreign banks to Mexican entities, available under Mexican law, which now is 4.9% (four point nine percent).

“Environmental Law” means any applicable law in any jurisdiction in which the Obligors conduct business which relates to the pollution or protection of the environment or harms the protection of human health or the health of animals or plants.

“Environmental Permits” means any permit, license, consent, approval and other authorization and the filing of any notification, report or assessment required under any Environmental Law for the operation of the business of the Obligors conducted on or from the properties owned or used by them.

“EU Bail-In Legislation Schedule” means the document described as such and published by the Loan Market Association (or any successor person) from time to time.

“Event of Default” means any of the events described in Section 7.3.

“Execution Date” means September 19, 2017.

“Facility Office” means the office or offices notified by the Lender to the Borrower in writing on or before the date it becomes the Lender (or, following that date, by not less than five Business Days’ written notice) as the office or offices through which it will perform its obligations under this Agreement.

“FATCA Application Date” means:

(a)	in relation to a “withholdable payment” described in section 1473(1)(A)(i) of the Code (which relates to payments of interest and certain other payments from sources within the US), 1 July 2014;

(b)

in relation to a “withholdable payment” described in section 1473(1)(A)(ii) of the Code (which relates to “gross proceeds” from the disposition of property of a type that can produce interest from sources within the US), 1 January 2017; or

(c)	in relation to a “passthru payment” described in section 1471(d)(7) of the Code not falling within paragraphs (a) or (b) above, 1 January 2017.

“FATCA Deduction” means a deduction or withholding from a payment under a Finance Document required by FATCA.

[Signature Page – Santander RCF]

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE SCHEDULE 1: DEFINITIONS

“FATCA Exempt Party” means a Party that is entitled to receive payments free from any FATCA Deduction.

“FATCA Protected Lender” means any Lender irrevocably designated as a “FATCA Protected Lender” by the Borrower by notice to that Lender at least six (6) months prior to the earliest FATCA Application Date for a payment by a Party to that Lender

“FATCA” means:

(a)	sections 1471 to 1474 of the Code or any associated regulations or other official guidance;

(b)

any treaty, law, regulation or other official guidance enacted in any other jurisdiction, or relating to an intergovernmental agreement between the US and any other jurisdiction, which (in either case) facilitates the implementation of paragraph (a) above; or

(c)	any agreement pursuant to the implementation of paragraphs (a) or (b) above with the US Internal Revenue Service, the US government or any governmental or taxation authority in any other jurisdiction.

“Final Maturity Date” means the date falling on the first anniversary of this Agreement.

“Fixed Charge Cover Ratio” has the meaning given to such term in the Bond Indenture as at the date of this Agreement.

“Foreign Currency Constraint” means (1) any measure has been taken, directed, authorized, ratified or approved by the Government of Brazil that has the effect of prohibiting, preventing or delaying the remittance from Brazil of, and/or the conversion of the lawful currency of Brazil to any other currency, or (2) an event has occurred which has the effect of limiting or restricting the ability to (x) convert the lawful currency of Brazil to any other currency and/or (y) remit any currency (other than the lawful currency of Brazil) outside Brazil including, but not limited to, expropriation, confiscation, nationalization, discriminatory legislative actions or other governmental measures taken by the Government of Brazil.

“Foreign Currency” means, for the purposes of Section 10, any currency other than the Brazilian Real, the lawful currency of Brazil.

“GAAP” means Generally Accepted Accounting Principles and applicable legal requirements with respect to accounting matters in the relevant jurisdiction, consistently applied during a relevant period.

“Government of Brazil” means the government of Brazil or any political subdivision, office, agency or instrumentality thereof or therein or any other entity with regulatory powers conferred under Brazilian Law.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) and any entity exercising executive, legislative, judicial, regulatory or administrative authority of or pertaining to government (whether such authority is recognized as a de jure government or is a de facto government).

[Signature Page – Santander RCF]

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE SCHEDULE 1: DEFINITIONS

“Guarantors” means Atento Brazil and Atento Luxembourg, collectively, and “Guarantor” means any of the Guarantors.

“Holding Company” means, in relation to a company or corporation, any other company or corporation in respect of which it is a Subsidiary.

“Increased Costs” means:

(a)	a reduction in the rate of return from the Loan or on a Lender’s (or its Affiliate’s) overall capital;

(b)	an additional or increased cost for the Lender or any of its Affiliates for making or maintaining the Loan, including due to a change in a reserve requirement applicable thereto;

(c)	a reduction of any amount due and payable under any Loan Document,

which is incurred or suffered by the Lender, any of its Affiliates or its holding company to the extent that it is attributable to that Lender having entered into its commitment or funding or performing its obligations under any Loan Document.

“Legal Reservations” means:

(a)

the principle that equitable remedies (or remedies that are analogous to equitable remedies in other jurisdictions) may be granted or refused at the discretion of a court, the principles of reasonableness and fairness, the limitation of enforcement by laws relating to bankruptcy, insolvency, liquidation, reorganization, court schemes, moratoria, administration, examinership and other laws generally affecting the rights of creditors and secured creditors and similar principles or limitations under the laws of any applicable jurisdiction;

(b)

the time barring of claims under applicable statutes of limitation under the laws of New York or any applicable laws of an Obligor’s jurisdiction of incorporation, the possibility that an undertaking to assume liability for or indemnify a person against non-payment of stamp duty may be void and defenses of set-off, counterclaim or acquiescence and similar principles or limitations under the laws of any applicable jurisdiction;

(c)	the principle that additional or default interest imposed pursuant to any relevant agreement may be held to be unenforceable on the grounds that it is a penalty and thus void;

(d)	the principle that a court may not give effect to an indemnity for legal costs incurred by an unsuccessful litigant;

(e)	the possibility that a court may strike out a provision of a contract for rescission or oppression, undue influence or similar reason;

(f)	the principles of private and procedural laws of an Obligor’s jurisdiction of incorporation which affect the enforcement of a foreign court judgment;

[Signature Page – Santander RCF]

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE SCHEDULE 1: DEFINITIONS

(g)	similar principles, rights and defenses under the laws of any jurisdiction in which the relevant obligation may have to be performed; or

(h)

any other matters which are set out as qualifications or reservations (howsoever described) as to matters of law of general application in any legal opinion delivered in connection with a Loan Document.

“Lien” means any mortgage, pledge, hypothecation, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

“Loan Confirmation” means a confirmation of a loan hereunder, executed by and between the Lender and a Borrower and subject to the terms and conditions hereof and of the applicable Schedule.

“Loan Documents” means this Agreement, the Loan Confirmations and the Notes.

“Loan” means a loan made or to be made under this Agreement or the principal amount outstanding for the time being of that loan.

“Mandatory Cost” means the cost, expressed as a percentage rate per annum and calculated by the Local Agent on or shortly after the first day of each Interest Period as the average of the Lender’ costs (as certified by the Lender in a notice to the Local Agent as being its reasonable determination in accordance with its standard internal procedures of such costs to it, expressed as a percentage of its participation in all Loans made from the relevant Facility Office) of complying with the requirements of: (i) in the case of a the Lender lending from a Facility Office in Spain, the Bank of Spain (or any other authority which replaces all or any of its functions) or, in the case of a lender lending from a Facility Office in another jurisdiction, any authority in that jurisdiction with functions analogous to the relevant functions of the Bank of Spain; and (ii) in the case of a lender lending from a Facility Office in a Participating Member State, the minimum reserve requirements of the European Central Bank (or any other authority which replaces all or any of its functions) in respect of loans made from that Facility Office.

“Material Adverse Effect” means any event or circumstance which, in each case, after taking into account all mitigating factors or circumstances including, any warranty, indemnity or other resources available to the Obligors or right or recourse against any third party with respect to the relevant event or circumstance and any obligation of any person in force to provide any additional equity investment (a) has a material adverse effect on (i) the consolidated property, business or financial condition of the Obligors (taken as a whole), or (ii) the ability of the Obligors (taken as a whole) to perform its payment obligations under this Agreement or any of the other Loan Documents or (b) subject to the Legal Reservations, affects the rights or remedies/validity and enforceability of the Lender under this Agreement or any of the other Loan Documents to an extent which is materially adverse to the interests of the Lender under the Loan Documents taken as a whole and, if capable of remedy, is not remedied within twenty (20) Business Days of the earlier of (i) the Obligors becoming aware of the issue and (ii) the giving of written notice of the issue by the Lender.

[Signature Page – Santander RCF]

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE SCHEDULE 1: DEFINITIONS

“Mexican Qualifying Lender” means (i) corporate entities resident in Mexico according to Mexican tax law, (ii) an Eligible Institution or (iii) a Mexican Treaty Lender.

“Mexican Treaty Lender” means a Lender which:

(a)

is treated as resident (for the purposes of the appropriate double taxation agreement) in a jurisdiction having a double taxation agreement with the jurisdiction of incorporation of the Atento Mexico which makes provision for full exemption from Tax imposed by that jurisdiction on interest;

(b)

does not carry on business in the jurisdiction of incorporation of Atento Mexico through a permanent establishment with which that Lender’s lending activity under this agreement is effectively connected; and

(c)

meets all other conditions which must be met under the relevant Mexican Treaty and under the law of incorporation of Mexico for residents of such Mexican Treaty State to obtain full exemption from tax on interest imposed by Mexico.

“Mexican Treaty State” means a jurisdiction having a double taxation agreement (the “Mexican Treaty”) with Mexico which entitles a Lender to receive payments under the Agreement from a Borrower without a Tax Deduction imposed by Mexico.

“Mexico” means the “Estados Unidos Mexicanos”, United Mexican States.

“Modified Following” means the convention for adjusting any relevant date (e.g. a Payment Date) if it would otherwise fall on a day that is not a Business day. It is specified that this date will be the first following day that is a Business Day unless that day falls in the next calendar month, in which case the date will be the first preceding day that is a Business Day.

“Obligors” means the Borrowers and the Guarantors, collectively.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Participating Member State” means any member state of the European Union that has the euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union.

“Person” means an individual, partnership, firm, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

“Relevant Period” means the period from, and including, the date on which the Foreign Currency Constraint occurred (as notified to the Borrower by the Lender pursuant to the foregoing provisions) to, and including, the date on which the Lender gives notice to the Borrower that the Foreign Currency Constraint has ceased.

“Relevant Persons” means any or all of the following in relation to each party hereunder as the case may be:

(a)

subsidiaries, branches, and representative offices of the Lender, other entity managed or controlled by the Lender or whose accounts are consolidated with the Lender or its group, any funding vehicle established and managed (or the assets of which are serviced or managed) by the Lender or any third party, for the purpose of securitizing or otherwise funding loans;

[Signature Page – Santander RCF]

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE SCHEDULE 1: DEFINITIONS

(b)	the relevant authorities, including, but not limited to any relevant export credit agency;

(c)	rating agencies, auditors, insurance and reinsurance brokers, professional advisers (including legal advisers), insurers and reinsurers;

(d)

banks and financial institutions, institutionals, special purpose securitization vehicles and their managements and all investors, agents, arrangers, dealers who are or might wish to be involved in securitization schemes, hedging agreements, participation or other risk transfer agreements; and

(e)	any person to whom disclosure may be necessary in connection with any proceedings in connection with this Agreement.

“Replacement Costs” means, with regard to any payment of the Loans or any part thereof other than on the originally scheduled payment dates thereof (whether by reason of acceleration, restructuring or otherwise), any failure by the Borrower to borrow the Loan on the date specified therefor in the relevant Loan Request, or any failure of the Borrower to prepay the Loan after providing notice of such prepayment to the Lender, the amount determined and duly documented by the Lender, in good faith and by using commercially accepted methods, as losses or expenses incurred by it or potential gains that the Lender would have to pay or would have received, respectively, in order to ensure that any payments, cash settlements, or option rights in respect of the Loans would have the same effect as if the Loans or any part thereof had been so borrowed, had been so paid on the originally scheduled dates, or had not been so prepaid (as the case may be), including in such determination any losses or expenses incurred as a result of termination, settlement, rescheduling or execution of any hedge or related position (or any income resulting therefrom) in the case of any derivatives transactions entered into in connection with the Loans.

“Resolution Authority” means any body which has authority to exercise any Write-down and Conversion Powers.

“Restricted Party” means any person that is:

(a)	listed on, or owned or controlled by a person listed on, or acting on behalf of a person listed on, a Sanctions List;

(b)	the government of a Sanctioned Country or a member of the government of a Sanctioned Country;

(c)	located in or incorporated under the laws of any Sanctioned Country; or

(d)	to the best of the knowledge and belief (having made due and careful enquiries) of any member of the Group, otherwise a target of Sanctions.

“Sanctioned Country” means, at any time, a country or territory which itself is, or whose government is, the target of comprehensive Sanctions (as of the date of this Agreement, being the Crimea region of Ukraine, Cuba, Iran, North Korea and Syria).

[Signature Page – Santander RCF]

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE SCHEDULE 1: DEFINITIONS

“Sanctions Authority” means:

(a)	the United States government;

(b)	the United Nations Security Council;

(c)	the European Union or (without prejudice to paragraph (d) below), any of its member states;

(d)	the United Kingdom; or

(e)

the respective governmental institutions and agencies of any of the foregoing including, without limitation, OFAC, the United States Department of State, the US Department of Commerce, the US Department of the Treasury, Her Majesty’s Treasury and the Department for Business, Innovation and Skills.

“Sanctions List” means any of the lists of specifically designated nationals or designated persons or entities (or equivalent) held by any Sanctions Authority, including, without limitation, (i) the “Specially Designated Nationals and Blocked Persons” list maintained by OFAC, (ii) the EU Consolidated List of Financial Sanctions Targets and (iii) the Consolidated List of Financial Sanctions Targets and the Investment Ban List maintained by Her Majesty’s Treasury, each as amended, supplemented or substituted from time to time.

“Sanctions” means economic or financial sanctions, trade embargoes or restrictive measures imposed, administered or enforced from time to time by any Sanctions Authority.

“São Paulo Business Day” means a day (other than a Saturday or Sunday) on which commercial Banks and foreign exchange markets are authorized to open or not required to close in São Paulo, Brazil.

“Subsidiary” means any corporation, partnership (limited or general), limited liability company, joint stock company, trust or other entity of which a majority of the capital stock (or equivalent beneficial ownership or voting interest) having ordinary voting power to elect a majority of the board of directors (if a corporation) or to select the trustee or equivalent controlling interest, shall, at the time such reference becomes operative, be directly or indirectly owned or controlled by such person or one or more of the other subsidiaries of such person or any combination thereof.

“Tax Deduction” means a deduction or withholding for or on account of Tax from a payment under this Agreement, other than a FATCA Deduction

“Taxes” means all present and future taxes, levies, imposts, charges and withholdings whatsoever now or hereafter imposed, assessed, levied or collected by any authority of or in any jurisdiction from or through which payments to or for the account of the Lender hereunder are made, as a result or consequence of such payments, except for income and franchise taxes imposed on the Lender by its jurisdiction of incorporation.

“US Tax Obligor” means a Borrower which is resident for tax purposes in the United States of America.

[Signature Page – Santander RCF]

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE SCHEDULE 1: DEFINITIONS

“Write-down and Conversion Powers” means:

(a)

in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule; and

(b)	in relation to any other applicable Bail-In Legislation:

(i)

any powers under that Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers; and

any similar or analogous powers under that Bail-In Legislation.

[Signature Page – Santander RCF]

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE SCHEDULE 2: LOAN REQUEST

LOAN REQUEST DATED [•]

Dear Sirs,

We refer to the Agreement for Granting a Common Revolving Credit Line (as from time to time amended, variated, novated or supplemented, the “Agreement”), dated as of [•], entered into the undersigned, SANTANDER BRASIL, ESTABLECIMIENTO FINANCIERO DE CRÉDITO S.A. as the Lender and the other parties thereto. Terms used and not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

We hereby give you notice that, pursuant to the Agreement, we wish to take a loan with the conditions below:

Borrower:	[•]

Loan amount in USD:	US$[•]

Disbursement date:	[•]

Tenor:	[•] days

We inform you that our Fixed Charge Cover Ratio, calculated as per our most recent available balance sheets is of [•].

We confirm that, on the date hereof, the representations and warranties set out in the Agreement are true and correct and that no Default has occurred and is continuing.

Please inform your conditions and pricing for the desired loan as soon as possible.

Yours faithfully,

[•]

[Signature Page – Santander RCF]

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE SCHEDULE 3: COLOMBIAN PESOS LOAN

1.	This Schedule 3, together with the Agreement, governs all loans entered into by and between Lender and Atento Colombia.

2.	Additional Definitions. As used herein, the following terms shall have the following meanings:

“Business Day” means any day, other than a Saturday or Sunday, on which the banks are not required or authorized to close in Bogota, Colombia and New York City, New York, USA.

“Business Day (*)”means any day, other than a Saturday or Sunday, on which the TARGET operates and the banks are not required or authorized to close in New York City, New York, USA, Bogota, Colombia , Madrid, Spain and São Paulo, São Paulo, Brazil.

“Colombian Pesos”, “COP” and “Pesos” means lawful currency of Colombia.

“Disbursement Date” means each date on which a Loan is disbursed to the Borrower.

“Disbursement Conversion Rate” means (i) TRM formed two (2) Business Days before the Disbursement Date for settlement on the Disbursement Date (as defined in the applicable Loan Confirmation) and published one (1) Business Day before the Disbursement Date or, if the Borrower determines, means the amount of Colombian Pesos per one (1) U.S. Dollar, as notified by the Borrower to the Lender before the Disbursement Date for settlement on the Disbursement Date, as defined in the applicable Loan Confirmation.

“Payment Date Conversion Rate” means, for any Payment Date, (i) TRM formed two (2) and published one (1) Business Day before such Payment Date; or (ii) if TRM is not available as of the date one (1) Business Day before such Payment Date, the rate that will apply under the derivative transaction that the Lender has entered into in connection with the applicable Loan.

“Reference Amount” has its meaning set forth in Section 3 of this Schedule 3.

“TARGET” means the real-time gross settlement (RTGS) system owned and operated by the Eurosystem, as updated and replaced by the Eurosystem from time to time. TARGET stands for Trans-European Automated Real-time Gross settlement Express Transfer system. Notwithstanding the fact that TARGET2 is the current generation of TARGET, the term TARGET shall include any succeeding system thereto.

“TRM” means the Tasa Representativa del Mercado quotation rate for U.S. Dollars, expressed as the amount of COP per one U.S. Dollar, for settlement on the same day, reported by the Central Bank of Colombia on its website (www.banrep.gov.co).

2.1.	Terms used, and not otherwise defined herein, shall have the meaning ascribed to them in Schedule 1 and in the Loan Confirmations.

2.2.	In case of conflict between terms defined herein and in Schedule 1 or in the Agreement, this Schedule 3 shall prevail for the purposes hereof.

[Signature Page – Santander RCF]

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE SCHEDULE 3: COLOMBIAN PESOS LOAN

3.

The Loan. The Lender agrees, on the terms and conditions hereof, to make Loans to Atento Colombia in U.S. Dollars on the applicable Disbursement Date in an amount specified in the relevant Loan Confirmation. The Lender shall make the Loan on the Disbursement Date but subject to the satisfaction of the conditions set forth in Section 2 of the Agreement. The amount in Colombian Pesos due by the Borrower to the Lender under this Agreement is the amount effectively disbursed by the Lender converted in Pesos as per the Disbursement Conversion Rate (“Reference Amount”).

3.1.

If the conditions precedent specified in Section 2 of the Agreement have been met or the Lender has waived the satisfaction of those that have not been met, the Lender shall make the Loan on the Disbursement Date thereof by wire transfer to the Account for Disbursement specified in the relevant Loan Confirmation, in federal funds or such other immediately available funds as then may be customary for the settlement of international transactions in Dollar.

4.

Interest. The Borrower shall pay interest to the Lender on the unpaid Reference Amount of the Loan for the period from (and excluding) the Disbursement Date thereof to (but including) the date such Loan is repaid in full, at a rate per annum equal to the Interest Rate, which shall be determined by the Lender and informed to the Borrower immediately upon such determination. Interest on the Loan shall be calculated on the basis of a 360 day for the actual number of days elapsed and shall be payable, in arrears, on each Interest Payment Date and on the Maturity Date. All Interest due hereunder shall be calculated in Colombian Pesos and shall be due in U.S. Dollars at the Payment Date Conversion Rate. All interest due hereunder shall be paid by the Borrower directly to the Lender.

5.	Scheduled Repayment; Optional Prepayment.

5.1.	The aggregate outstanding principal amount of a Loan and interests due hereunder shall be paid by the Borrower in one installment on the Maturity Date or, if earlier, on the Final Maturity Date.

5.2.

The Borrower shall have the option to prepay the Loan (or any part thereof) provided that (“Optional Prepayment”): (i) the Borrower shall have obtained all necessary consents and approvals from all applicable Governmental Authorities required for purposes of making such prepayment; (ii) the Borrower shall have notified the Lender that it will make such prepayment, and of the amount thereof, at least thirty (30) Business Days prior to the date of such prepayment, which notice, once given, shall be irrevocable; and (iii) the amount of such prepayment shall be at least the equivalent of 50% (fifty percent) of the Loan Amount. Any Optional Prepayment shall be applied to installments of principal due in the inverse order of maturity. At the time of any Optional Prepayment, the Borrower shall pay to the Lender any amount due under Section 4 hereof as a result of such prepayment.

6.	Method of Payment.

6.1.

Payment of all amounts due hereunder by the Borrower will be made without any demand by the Lender being necessary on the respective due dates thereof, in immediately available funds, without deduction, set-off or counterclaim, at the Lender’s Account, no later than 11:00 a.m. (New York City time), in U.S. Dollars equivalent to the amount of the installment (interest plus any due principal) in Colombian Pesos converted as per the Payment Date Conversion Rate.

[Signature Page – Santander RCF]

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE SCHEDULE 3: COLOMBIAN PESOS LOAN

6.2.

Any payment due on a day which is not a Business Day (*) shall be paid accordingly with the Modified Following convention. For the avoidance of doubt, such adjustments shall apply in respect of the Interest Payment Date for the purposes of determining the calculation of the accrued interest.

6.3.

In case the Borrower fails to pay the due amount hereunder, the Borrower shall compensate the Lender for any costs related thereto, and in addition to other provisions of this Agreement and, in such compensation, the Lender shall receive the same amount of U.S. Dollars as it would have received on the Interest Payment Date and on the Principal Repayment Date plus the interests and penalty mentioned in the Agreement. Such compensation shall also include the applicable Replacement Costs and Break Funding Costs.

[Signature Page – Santander RCF]

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE SCHEDULE 3: COLOMBIAN PESOS LOAN

SCHEDULE 3-A

LOAN CONFIRMATION

LOAN IN COLOMBIAN PESOS

Account for Disbursement	account No. [•], CHIPS [•], maintained by the Local Agent at [•], designated “[•]”, for the account of the Borrower

Date	[•]

Disbursement Date	[•]

Interest Rate	[•]% per annum (net of applicable income taxes)

Reference Amount	[•]

Disbursement Conversion Rate	[•]

Lender’s Account	Lender’s account no. [•] at [•], [•]

Loan Amount	US$ [•]

Maturity Date	[•]

Reference is made to the Agreement entered into by and between Lender, Local Agent, Atento Brasil, Atento Luxembourg, Atento Colombia, Atento Mexico and Atento Spain on [•].

Pursuant to the terms of the Agreement and subject to the conditions set forth in Schedule 3 thereof, Atento Colombia hereby borrows the Loan Amount set forth above, which shall be repaid on Maturity Date together with accrued interest and all applicable costs and charges.

Borrower hereby acknowledges that the Loan Amount will be deducted from the Credit Limit Available.

Atento Colombia confirms that the representations and warranties set out in the Agreement are true and correct and that no Default has occurred and is continuing.

IN WITNESS WHEREOF, intending to be legally bound, each party hereto has caused this Loan confirmation to be duly executed as of the date first above written.

BANCO SANTANDER (BRASIL) S.A.	ATENTO COLOMBIA

[Signature Page – Santander RCF]

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE SCHEDULE 3: COLOMBIAN PESOS LOAN

SCHEDULE 3-A

FORM OF PROMISSORY NOTE

LOAN IN COLOMBIAN PESOS

Date [                ]

Place of subscription: [•]

Amount: COP [•] ([•] Colombian Pesos)

Maturity Date: At Sight.

According to article 34 of the Brazilian Decree nº 57,663/1966, it is hereby permitted to the holder the presentation of this Promissory Note up to [maturity date plus 30 days].

The undersigned, [Borrower], a company duly organized and existing in accordance with the laws of Colombia, with its main office in [Borrower’s address] (the “Borrower”), for value received, by this promissory note hereby unconditionally and irrevocably promises to pay to, or to the order of [Lender], the sum of COP [•] ([•] Colombian Pesos).

This Promissory Note shall not be transferred by endorsement. Upon any assignment by the Lender of all or a portion of its rights and obligations under the Agreement, this Promissory Note shall be substituted and replaced with a new Note(s) issued to the assignee or, in the case of partial assignments, with a new Note(s) issued to the Lender and the assignee in accordance with their respective portion of rights

The Agreement, among other provision, contains provisions that restrict the transferability of this Promissory Note.

This Promissory Note shall be governed by, and construed, in accordance with the laws of the Federative Republic of Brazil.

São Paulo, [DATE]

[BORROWER]

Name:	Name:
Title:	Title:

[Signature Page – Santander RCF]

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE SCHEDULE 3: COLOMBIAN PESOS LOAN

GUARANTEED BY:

[GUARANTOR’S NAME]

By:	By:
Name:	Name:
Title:	Title:

[GUARANTOR’S NAME]

By:	By:
Name:	Name:
Title:	Title:

[Signature Page – Santander RCF]

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE SCHEDULE 4: MEXICAN PESOS LOAN

1.	This Schedule 4, together with the Agreement, governs all loans entered into by and between Lender and Atento Mexico.

2.	Additional Definitions. As used herein, the following terms shall have the following meanings:

“Business Day” means any day, other than a Saturday or Sunday, on which the TARGET operates and the banks are not required or authorized to close in New York City, New York, USA, São Paulo, São Paulo, Brazil, Mexico City, Mexico, and Madrid, Spain.

“Mexican Pesos” or “MXN” means lawful currency of Mexico.

“TARGET” means the real-time gross settlement (RTGS) system owned and operated by the Eurosystem, as updated and replaced by the Eurosystem from time to time. TARGET stands for Trans-European Automated Real-time Gross settlement Express Transfer system. Notwithstanding the fact that TARGET2 is the current generation of TARGET, the term TARGET shall include any succeeding system thereto.

2.1.	Terms used, and not otherwise defined herein, shall have the meaning ascribed to them in Schedule 1 and in the Loan Confirmations.

2.2.	In case of conflict between terms defined herein and in Schedule 1 or in the Agreement, this Schedule 4 shall prevail for the purposes hereof.

3.

The Loan. The Lender agrees, on the terms and conditions hereof, to make the Loan to the Borrower in Mexican Pesos at the Disbursement Date in the Loan Amount (being the Loan Amount in USD set out in the applicable Loan Request and converted into Mexican Pesos at the Spot Rate determined in the applicable Loan Confirmation). The Bank shall make the Loan on the Disbursement Date but subject to the satisfaction of the conditions set forth in Section 2 of the Agreement.

3.1.

If the conditions precedent specified in Section 2 of the Agreement have been met or the Lender has waived the satisfaction of those that have not been met, the Lender shall make the Loan on the Disbursement Date thereof by wire transfer to the Account for Disbursement specified in the Loan Confirmation, for the account of the Borrower, in federal funds or such other immediately available funds as then may be customary for the settlement of international transactions in Mexican Pesos.

4.

Interest. The Borrower shall pay interest to the Lender on the unpaid Loan Amount for the period from and (excluding) the Disbursement Date thereof to but (including) the Interest Payment Date, at a rate per annum equal to the Interest Rate, which shall be determined by the Lender and informed to the Borrower immediately upon such determination. Interest on the Loan is linear and shall be calculated on the basis of a 360 day for the actual number of days elapsed and shall be payable, in arrears, on the Interest Payment Date. All interest due hereunder shall be paid by the Borrower directly to the Lender.

[Signature Page – Santander RCF]

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE SCHEDULE 4: MEXICAN PESOS LOAN

5.	Scheduled Repayment; Optional Prepayment.

5.1.	The aggregate principal amount of the Loan and interests due hereunder shall be paid by the Borrower in one installment on the Maturity Date.

5.2.

The Borrower shall have the option to prepay the Loan (or any part thereof) provided that: (i) the Borrower shall have obtained all necessary consents and approvals from all applicable Governmental Authorities required for purposes of making such prepayment; (ii) the Borrower shall have notified the Lender that it will make such prepayment, and of the amount thereof, at least thirty (30) Business Days prior to the date of such prepayment, which notice, once given, shall be irrevocable; and (iii) the amount of such prepayment shall be at least the equivalent of 50% (fifty percent) of the Loan Amount. At the time of any prepayment hereunder the Borrower shall pay to the Lender any amount due under Section 4 of the Agreement as a result of such prepayment.

6.	Method of Payment.

6.1.

Payment of all amounts due hereunder will be made without any demand by the Lender being necessary on the respective due dates thereof, in immediately available funds, without deduction, set-off or counterclaim, at the Lender’s Account, no later than 11:00 a.m. (Mexico City time), in Mexican Pesos.

6.2.

Any payment due on a day which is not a Business Day shall be paid accordingly with the Modified Following convention. For the avoidance of doubt, such adjustments shall apply in respect of the Interest Payment Date for the purposes of determining the calculation of the accrued interest.

6.3.

In case the Borrower fails to pay the due amount hereunder, the Borrower shall compensate the Lender for any costs related thereto, and in addition to other provisions of this Agreement and, in such compensation, the Lender shall receive the unpaid amount due in the Maturity Date plus the interests and penalty, as applicable. Such compensation shall also include the applicable Replacement Costs and Break Funding Costs.

[Signature Page – Santander RCF]

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE SCHEDULE 4: MEXICAN PESOS LOAN

SCHEDULE 4-A

LOAN CONFIRMATION

LOAN IN MEXICAN PESOS

Account for Disbursement	account No. [•], CHIPS [•], maintained by the Local Agent at [•], designated “[•]”, for the account of the Borrower

Date	[•]

Disbursement Date	[•]

Interest Rate	[•]% per annum (net of applicable income taxes)

Lender’s Account	Lender’s account no. [•] at [•], [•]

Spot Rate	[•]

Loan Amount	MXN [•]

Maturity Date	[•]

Reference is made to the Agreement entered into by and between Lender, Local Agent, Atento Brasil, Atento Luxembourg, Atento Colombia, Atento Mexico and Atento Spain on [•].

Pursuant to the terms of the Agreement and subject to the conditions set forth in Schedule 4 thereof, Atento Mexico hereby borrows the Loan Amount set forth above, which shall be repaid on Maturity Date together with accrued interest and all applicable costs and charges.

Borrower hereby acknowledges that the Loan Amount will be deducted from the Credit Limit Available.

Atento Mexico confirms that the representations and warranties set out in the Agreement are true and correct and that no Default has occurred and is continuing.

IN WITNESS WHEREOF, intending to be legally bound, each party hereto has caused this Loan confirmation to be duly executed as of the date first above written.

BANCO SANTANDER (BRASIL) S.A.	ATENTO MEXICO

[Signature Page – Santander RCF]

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE SCHEDULE 4: MEXICAN PESOS LOAN

SCHEDULE 4-A

FORM OF PROMISSORY NOTE

LOAN IN MEXICAN PESOS

Date [            ]

Place of subscription: [•]

Amount: MXN [•] ([•] Mexican Pesos)

Maturity Date: At Sight.

According to article 34 of the Brazilian Decree nº 57,663/1966, it is hereby permitted to the holder the presentation of this Promissory Note up to [maturity date plus 30 days].

The undersigned, [Borrower], a company duly organized and existing in accordance with the laws of Mexico, with its main office in [Borrower’s address] (the “Borrower”), for value received, by this promissory note hereby unconditionally and irrevocably promises to pay to, or to the order of [Lender], the sum of MXN [•] ([•] Mexican Pesos).

This Promissory Note shall not be transferred by endorsement. Upon any assignment by the Lender of all or a portion of its rights and obligations under the Agreement, this Promissory Note shall be substituted and replaced with a new Note(s) issued to the assignee or, in the case of partial assignments, with a new Note(s) issued to the Lender and the assignee in accordance with their respective portion of rights

The Agreement, among other provision, contains provisions that restrict the transferability of this Promissory Note.

This Promissory Note shall be governed by, and construed, in accordance with the laws of the Federative Republic of Brazil.

São Paulo, [DATE]

[BORROWER]

Name:	Name:
Title:	Title:

[Signature Page – Santander RCF]

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE SCHEDULE 4: MEXICAN PESOS LOAN

GUARANTEED BY:

[GUARANTOR’S NAME]

By:	By:
Name:	Name:
Title:	Title:

[GUARANTOR’S NAME]

By:	By:
Name:	Name:
Title:	Title:

[Signature Page – Santander RCF]

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE SCHEDULE 5: EURO LOAN

1.	This Schedule 5, together with the Agreement, governs all loans entered into by and between Lender and Atento Spain.

2.	Additional Definitions. As used herein, the following terms shall have the following meanings:

“Applicable Rate” means (a) the Euro/U.S. Dollar spot rate, expressed as the amount of Euro per one U.S. Dollar for settlement in one (1) Business Day as reported by the European Central Bank and published on Thompson Reuters screen ECB37 (or any replacement page) at the 4:00 PM London time on the date falling one (1) Business Day prior to the Disbursement Date of a Loan to be denominated in Euro or (b) if that rate is not available, the rate which the Lender shall, in a commercially reasonable manner and as soon as possible, determine as the Applicable Rate, taking into consideration all available information that in good faith it deems relevant.

“Business Day” means any day, other than a Saturday or Sunday, on which the TARGET operates and the banks are not required or authorized to close in New York City, New York, USA, São Paulo, São Paulo, Brazil and Madrid, Spain.

“Euro” or “€” or “EUR” means lawful currency of the European Union.

“TARGET” means the real-time gross settlement (RTGS) system owned and operated by the Eurosystem, as updated and replaced by the Eurosystem from time to time. TARGET stands for Trans-European Automated Real-time Gross settlement Express Transfer system. Notwithstanding the fact that TARGET2 is the current generation of TARGET, the term TARGET shall include any succeeding system thereto.

2.1.	Terms used, and not otherwise defined herein, shall have the meaning ascribed to them in Schedule 1 and in the Loan Confirmations.

2.2.	In case of conflict between terms defined herein and in Schedule 1 or in the Agreement, this Schedule 5 shall prevail for the purposes hereof.

3.

The Loan. Lender agrees, on the terms and conditions hereof, to make the Loan to the Borrower in Euros (being an amount in Euro equal to the Loan Amount in U.S. Dollars set out in the applicable Loan Request and converted into Euro at the Applicable Rate). The Lender shall make the Loan on such date as shall be specified in the Loan Confirmation but subject to the satisfaction of the conditions set forth in Section 2 of the Agreement.

3.1.

If the conditions precedent specified in Section 2 of the Agreement have been met or the Lender has waived the satisfaction of those that have not been met, the Lender shall make the Loan on the Disbursement Date thereof by wire transfer to the Account for Disbursement specified in the Loan Confirmation, for the account of the Borrower, in federal funds or such other immediately available funds as then may be customary for the settlement of international transactions in Euros.

4.

Interest. The Borrower shall pay interest to the Lender on the unpaid amount of the Loan for the period from but excluding the Disbursement Date thereof to and including the date such Loan is repaid in full, at a rate per annum equal to the Interest Rate, which shall be determined by the Lender and informed to the Borrower immediately

[Signature Page – Santander RCF]

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE SCHEDULE 5: EURO LOAN

upon such determination. Interest on the Loan shall be calculated on an annual and compounded basis, applicable for the actual number of days in the Interest Period, being the cumulative “pro rata temporis” (capitalized), on the basis of a 360 days year. Interest shall be payable, in arrears, on each Interest Payment Date.

5.	Scheduled Repayment; Optional Prepayment.

5.1.	The aggregate principal amount of the Loan and interests due hereunder shall be paid by the Borrower in one installment on the Maturity Date.

5.2.

The Borrower shall have the option to prepay the Loan (or any part thereof) provided that: (i) the Borrower shall have obtained all necessary consents and approvals from all applicable Governmental Authorities required for purposes of making such prepayment; (ii) the Borrower shall have notified the Lender that it will make such prepayment, and of the amount thereof, at least thirty (30) Business Days prior to the date of such prepayment, which notice, once given, shall be irrevocable; and (iii) the amount of such prepayment shall be at least the equivalent of 50% (fifty percent) of the Loan Amount. Any prepayment hereunder shall be applied to installments of principal due in the inverse order of maturity. At the time of any prepayment hereunder the Borrower shall pay to the Lender any amount due under Section 3 hereof as a result of such prepayment.

6.	Method of Payment.

6.1.

Payment of all amounts due hereunder will be made without any demand by the Lender being necessary on the respective due dates thereof, in immediately available funds, without deduction, set-off or counterclaim, at the Lender’s Account, no later than 11:00 a.m. (New York City time), in. Euros plus any accrued interest and other amounts due under this Agreement -. Unless otherwise specified herein, any payment due on a day which is not a Business Day shall be paid on the next succeeding Business Day and interest shall accrue and be payable accordingly.

6.2.

In case the Borrower fails to pay the due amount hereunder, the Borrower shall compensate the Lender for any costs related thereto, and in addition to other provisions of this Agreement and, in such compensation, the Lender shall receive the same amount of Euro as it would have received in the Interest Payment Date and in the Principal Repayment Date plus the interests and penalty mentioned in the Agreement. Such compensation shall also include the applicable Replacement Costs and Break Funding Costs.

[Signature Page – Santander RCF]

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE SCHEDULE 5: EURO LOAN

SCHEDULE 5-A

LOAN CONFIRMATION

LOAN IN EURO

Account for Disbursement	account No. [•], CHIPS [•], maintained by the Local Agent at [•], designated “[•]”, for the account of the Borrower

Date	[•]

Disbursement Date	[•]

Interest Rate	[•]% per annum (net of applicable income taxes)

Lender’s Account	Lender’s account no. [•] at [•], [•]

Loan Amount	€ [•]

Applicable Rate	[•]

Maturity Date	[•]

Reference is made to the Agreement entered into by and between Lender, Local Agent, Atento Brasil, Atento Luxembourg, Atento Colombia, Atento Mexico and Atento Spain on [•].

Pursuant to the terms of the Agreement and subject to the conditions set forth in Schedule 5 thereof, Borrower hereby borrows the Loan Amount set forth above, which shall be repaid on Maturity Date together with accrued interest and all applicable costs and charges.

Borrower hereby acknowledges that the Loan Amount will be deducted from the Credit Limit Available.

Borrower confirms that the representations and warranties set out in the Agreement are true and correct and that no Default has occurred and is continuing.

IN WITNESS WHEREOF, intending to be legally bound, each party hereto has caused this Loan confirmation to be duly executed as of the date first above written.

BANCO SANTANDER (BRASIL) S.A.	ATENTO SPAIN

[Signature Page – Santander RCF]

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE SCHEDULE 5: EURO LOAN

SCHEDULE 5-A

FORM OF PROMISSORY NOTE

LOAN IN EURO

Date [                ]

Place of subscription: [•]

Amount: € [•] ([•] Euro)

Maturity Date: At Sight.

According to article 34 of the Brazilian Decree nº 57,663/1966, it is hereby permitted to the holder the presentation of this Promissory Note up to [maturity date plus 30 days].

The undersigned, [Borrower], a company duly organized and existing in accordance with the laws of Spain, with its main office in [Borrower’s address] (the “Borrower”), for value received, by this promissory note hereby unconditionally and irrevocably promises to pay to, or to the order of [Lender], the sum of € [•] ([•] Euro).

This Promissory Note shall not be transferred by endorsement. Upon any assignment by the Lender of all or a portion of its rights and obligations under the Agreement, this Promissory Note shall be substituted and replaced with a new Note(s) issued to the assignee or, in the case of partial assignments, with a new Note(s) issued to the Lender and the assignee in accordance with their respective portion of rights

The Agreement, among other provision, contains provisions that restrict the transferability of this Promissory Note.

This Promissory Note shall be governed by, and construed, in accordance with the laws of the Federative Republic of Brazil.

São Paulo, [DATE]

[BORROWER]

Name:	Name:
Title:	Title:

[Signature Page – Santander RCF]

AGREEMENT FOR GRANTING A COMMON REVOLVING CREDIT LINE SCHEDULE 5: EURO LOAN

GUARANTEED BY:

[GUARANTOR’S NAME]

By:	By:
Name:	Name:
Title:	Title:

[GUARANTOR’S NAME]

By:	By:
Name:	Name:
Title:	Title:

[Signature Page – Santander RCF]